                                                                     Exhibit 3.1

[QUEBEC LOGO]

                           CERTIFICAT DE MODIFICATION

                        LOI SUR LES COMPAGNIES, PARTIE IA
                              (L.R.Q., CHAP. C-38)


                    J'atteste par les presentes que la compagnie


                    LE GROUPE JEAN COUTU (PJC) INC.


                    a modifie ses statuts le 10 SEPTEMBRE 2002, en vertu de la partie IA de la Loi sur les compagnies, tel qu'indique dans les statuts de modification ci-joints.


                    DEPOSE AU REGISTRE LE 10 SEPTEMBRE 2002
                    SOUS LE MATRICULE 1143240183

INSPECTEUR GENERAL
DES INSTITUTIONS                 /s/ R S Turcotte
FINANCIERES                      Inspecteur general des institutions financieres

[QUEBEC LOGO]

 E030J13G81LO1SA

[QUEBEC LOGO]
L'INSPECTEUR GENERAL                     Formulaire 5
DES INSTITUTIONS FINANCIERES             STATUTS DE MODIFICATION
                                         Loi sur les compagnies, L.R.Q., c. C-38
                                         Partie IA


1  Denomination sociale

          LE GROUPE JEAN COUTU (PJC) INC. / THE JEAN COUTU GROUP (PJC) INC.

2 / / Requete presentee en vertu de l'article 123.140 et suivants de la Loi sur les compagnies

3  Les statuts de la compagnie sont modifies de la facon suivante :


          Les statuts de la compagnie sont modifies par les dispositions de l'annexe < < A > > ci-jointe, cette annexe formant partie integrante du present formulaire 5.


4  Date d'entree en vigueur, si           5  Denomination sociale (ou numero
   differente de la date du depot (voir      matricule) anterieure a la
   directives)                               modification, si differente de
                                             celle mentionnee a la case 1

          Voir annexe < < A > >                    N/A

Si l'espace est insuffisant, joindre une annexe en deux (2) exemplaires.


Signature de
l'administrateur autorise /s/ Yvon Beckard
                         -------------------------------------------------------

--------------------------------------------------------------------------------
Reserve a l'administration                                  C-215 (Rev. 2001-03)


[LOGO]

Gouvernement de Quebec
Depose le

   10 SEP. 2002

L'INSPECTEUR GENERAL
DES INSTITUTIONS FINANCIERES

                                ANNEXE < < A > >


Formulaire 5, Partie 1A de la Loi sur les compagnies, (L.R.Q. 1977 C.C-38)
- Statuts de modification.

Annexe < < A > > des statuts de modification de Le Groupe Jean Coutu (PJC) inc. -The Jean Coutu Group (PJC) Inc. (la < < compagnie > >) modifiant les statuts de continuation en date du 27 janvier 1986 de la compagnie tels que deja modifies par statuts de modification en date du 8 aout 1986, du 9 octobre 1986, du 14 fevrier 1992 et du 18 septembre 2000. La presente annexe
< < A > > fait partie integrante des statuts de modification de la compagnie.

1. La rubrique 5 des statuts de continuation de la compagnie, telle que deja modifiee par statuts de modification en date du 8 aout 1986, du 9 octobre 1986, du 14 fevrier 1992 et du 18 septembre 2000, est modifiee par ce qui suit :

     < < Le capital actions de la compagnie, constitue (i) d'un nombre illimite
     d'actions subalternes categorie < < A > >, sans valeur nominale, (ii) d'un nombre illimite d'actions categorie < < B > >, sans valeur nominale et
     (iii) d'un nombre illimite d'actions categorie < < C > > sans valeur nominale, pouvant etre emises en une ou plusieurs series est, a compter de 17 h 01 le 25 septembre 2002 modifie par :

     (a) la subdivision de chaque action subalterne categorie < < A > > sans valeur nominale de la compagnie, emise et en circulation, en deux (2) actions subalternes categorie < < A > > sans valeur nominale, de sorte que chaque actionnaire inscrit le 25 septembre 2002 a la cloture des registres recoive une action subalterne categorie < < A > > pour chaque action subalterne categorie < < A > > detenue; et

     (b) la subdivision de chaque action categorie < < B > > sans valeur nominale de la compagnie, emise et en circulation, en deux (2) actions categorie < < B > > sans valeur nominale, de sorte que chaque actionnaire inscrit le 25 septembre 2002 a la cloture des registres recoive une action categorie < < B > > pour chaque action categorie
          < < B > > detenue. > >

[QUEBEC LOGO]

                           CERTIFICAT DE MODIFICATION

                        LOI SUR LES COMPAGNIES, PARTIE IA
                              (L.R.Q., CHAP. C-38)


                    J'atteste par les presentes que la compagnie


                    LE GROUPE JEAN COUTU (PJC) INC.


                    a modifie ses statuts le 18 SEPTEMBRE 2000, en vertu de la partie IA de la Loi sur les compagnies, tel qu'indique dans les statuts de modification ci-joints.


                    DEPOSE AU REGISTRE LE 18 SEPTEMBRE 2000
                    SOUS LE MATRICULE 1143240183

[SEAL]

[LOGO]

Gouvernement
du Quebec
L'INSPECTEUR                     /s/ R S Turcotte
GENERAL DES                      inspecteur general des institutions financieres
INSTITUTIONS
FINANCIERES

  E830J13G81L01SA

[LOGO]
Gouvernement du Quebec
L'INSPECTEUR GENERAL                     Formulaire 5
DES INSTITUTIONS FINANCIERES             STATUTS DE MODIFICATION
                                         Loi sur les compagnies, L.R.Q., c. C-38
                                         Partie 1A


1  Denomination sociale

          LE GROUPE JEAN COUTU (PJC) INC. / THE JEAN COUTU GROUP (PJC) INC.

2 / / Requete presentee en vertu de l'article 123.140 et suivants de la Loi sur les compagnies

3  Les statuts de la compagnie sont modifies de la facon suivante:

        Les statuts de la compagnie sont modifies par les dispositions de l'annexe "A" ci-jointe, cette annexe formant partie integrante du present formulaire 5.


4  Date d'entree en vigueur, si           5  Denomination sociale (ou numero
   differente de la dute du depot (voir      matricule) anterieure a la
   directives)                               modification, si differente de
                                             celle mentionnee a la case 1

   Voir annexe "A"

Si l'espace est insuffisant, joindre une annexe en deux (2) exemplaires.


Signature de
l'administrateur autorise  /s/ Yvon Beckard
                           -----------------------------------------------------

--------------------------------------------------------------------------------
Reserve a l'administration                                     C-215 (Rev.07-99)

Gouvernement du Quebec
       depose le

     18 SEP. 2000

L'Inspecteur general des
institutions financieres

                                  ANNEXE < < A > >

Formulaire 5, Partie IA de la Loi sur les compagnies, (L.R.Q. 1977 C.C-38) - Statuts de modification.

Annexe < < A > > des statuts de modification de Le Groupe Jean Coutu (PJC) Inc. - The Jean Coutu Group (PJC) Inc. (la < < compagnie > >) modifiant les statuts de continuation en date du 27 janvier 1986 de la compagnie, tels que deja modifies par statuts de modification en date du 8 aout 1986, du 9 octobre 1986 et du 14 fevrier 1992. La presente annexe < < A > > fait partie integrante des statuts de modification de la compagnie.

I. La rubrique 5 des statuts de continuation de la compagnie telle que deja modifiee par statuts de modification en date du 8 aout 1986, du 9 octobre 1986 et du 14 fevrier 1992 est modifiee par ce qui suit :

     < < Le capital-actions de la compagnie, constitue (i) d'un nombre illimite
     d'actions subalternes categorie "A", sans valeur nominale, (ii) d'un nombre illimite d'actions categorie "B", sans valeur nominale et (iii) d'un nombre illimite d'actions categorie "C" sans valeur nominale, pouvant etre emises en une ou plusieurs series est, a compter de 17 h 01 le 29 septembre 2000, modifie par :

     (a) la subdivision de chaque action subalterne categorie "A" sans valeur nominale de la compagnie, emise et en circulation en deux (2) actions subalternes categorie "A" sans valeur nominale, de sorte que chaque actionnaire inscrit le 29 septembre 2000 a la cloture des registres recoive une action subalterne categorie "A" pour chaque action subalterne categorie "A" detenue; et

     (b) la subdivision de chaque action categorie "B" sans valeur nominale de la compagnie emise et en circulation en deux (2) actions categorie "B" sans valeur nominale, de sorte que chaque actionnaire inscrit le 29 septembre 2000 a la cloture des registres recoive une action categorie "B" pour chaque action categorie "B" detenue. > >

[QUEBEC LOGO]

                           CERTIFICAT DE MODIFICATION

                        LOI SUR LES COMPAGNIES, PARTIE IA
                              (L.R.Q., CHAP. C-38)


                    J'atteste par les presentes que la compagnie

                    LE GROUPE JEAN COUTU (PJC) INC.

                    a modifie ses statuts le 9 SEPTEMBRE 1997, en vertu de la partie IA de la Loi sur les compagnies, tel qu'indique dans les statuts de modification ci-joints.


                    DEPOSE AU REGISTRE LE 9 SEPTEMBRE 1997
                    SOUS LE MATRICULE 1143240183

[SEAL]
[LOGO]
Gouvernement
du Quebec
L'INSPECTEUR                     /s/ [IILEGIBLE]
GENERAL DES                      inspecteur general des institutions financieres
INSTITUTIONS
FINANCIERES

  N230JI3G8IL021A

[LOGO]
Gouvernement du Quebec
L'INSPECTEUR GENERAL                     Formulaire 5
DES INSTITUTIONS FINANCIERES             STATUTS DE MODIFICATION
                                         Loi sur les compagnies, L.R.Q., c. C-38

                                         Partie 1A


1  Denomination sociale

   LE GROUPE JEAN COUTU (PJC) INC.

2 / / Requete presentee en vertu de l'article 123.140 et suivants de la Loi sur les compagnies

3  Les statuts de la compagnie sont modifies de la facon suivante:
   L'article 3 des statuts de continuation de la compagnie, dates du 27 janvier 1986, est modifie de la facon suivante:

   Le nombre maximal des administrateurs est augmente a vingt (20).



4  Date d'entree en vigueur, si           5  Denomination sociale (ou numero
   differente de la date du depot (voir      matricule) anterieure a la
   directives)                               modification, si differente de
                                             celle mentionnee a la case 1

   s/o                                       s/o

Si l'espace est insuffisant, joindre une annexe en deux (2) exemplaires


Signature de
l'administrateur autorise   /s/ Yvon Beckard
                           -----------------------------------------------------

--------------------------------------------------------------------------------
Reserve a l'administration                                     C-215 (Rev.05-95)

 Gouvernement du Quebec
       DEPOSE LE

     -9 SEP. 1997

L'Inspecteur general des
institutions financieres

[LOGO]
Gouvernement du Quebec
L'INSPECTEUR GENERAL                                  CERTIFICAT DE MODIFICATION
DES INSTITUTIONS FINANCIERES                          Loi sur les compagnies
                                                      (L.R.Q., chap. C-38)

                                                      Partie   IA

                         J'ATTESTE PAR LES PRESENTES QUE LA COMPAGNIE

                         LE GROUPE JEAN COUTU (PJC) INC,

                         A MODIFIE SES STATUTS, SOUS L'AUTORITE DE LA PARTIE IA DE LA LOI SUR LES COMPAGNIES, TEL QU'INDIQUE DANS LES STATUTS DE MODIFICATION CI-JOINTS.

                         LE 1992 02 14

                                                      /s/ Jean Marie Boudard
                                                      INSPECTEUR GENERAL DES
                                                      INSTITUTIONS FINANCIERES

[SEAL]
[LOGO]
Gouvernement
du Quebec
L'INSPECTEUR
GENERAL DES
INSTITUTIONS
FINANCIERES

 1331-7433

[LOGO]
Gouvernement du Quebec
L'INSPECTEUR GENERAL                                 CERTIFICAT D'ENREGISTREMENT
DES INSTITUTIONS FINANCIERES                         Loi sur les compagnies
                                                     (L.R.Q., chap. C-38)


                                                     Partie IA


                    J'ATTESTE PAR LES PRESENTES QUE LA COPIE QUI ACCOMPAGNE LE PRESENT CERTIFICAT EST UNE COPIE AUTHENTIQUE DE L'ORIGINAL D'UN DOCUMENT CONCERNANT

                    LE GROUPE JEAN COUTU (PJC) INC.


                    ET QUE CETTE COPIE A ETE ENREGISTREE
                    LE 1992 02 14
                    AU LIBRO S-2681  , FOLIO 68


[SEAL]
[LOGO]
Gouvernement
du Quebec
L'INSPECTEUR                     /s/ Jean Marie Boudard
GENERAL DES                      Inspecteur general des institutions financieres
INSTITUTIONS
FINANCIERES

 1331-7433

[LOGO]
Gouvernement Du Quebec
L'INSPECTEUR GENERAL
DES INSTITUTIONS FINANCIERES                        Formulaire 5
                                                    STATUS DE MODIFICATION
                                                    Loi sur les compagnies
                                                    Partie 1A

1  Denomination sociale ou numero matricule
   LE GROUPE JEAN COUTU (PJC) INC.
   THE JEAN COUTU GROUP (PJC) INC.

2  Les statuts de la compagnie sont modifies de la facon suivate:

   La rubrique 5 des statuts de continuation de la compagnie est modifiee selon les dispositions de l'annexe "A" ci-jointe, laquelle annexe fait partie integrante du present formulaire 5. Lesdites dispositins prendront effet le 4 mars 1992, a 8 heures, heure de Montreal.

3  Date d' entree en vigeur, si    4  Denomination sociale (ou numero matricule
   differente de la date du depot     anterieure a la modification, si
   (Voir instructions)                differente de celle mentionnee a la case 1
            N/A                                   N/A

Signature de                               Fonction du
l'administrateur autorise /s/ Jean Coutu   Signataire  administrateur
                         -----------------           ---------------------------

Reserve a I'administration

[LOGO]
Gouvernement Du Quebec
DEPOSE LE
14 FEV. 1992
L'INSPECTEUR GENERAL DES
INSTITUTIONS FINANCIERES

                                   ANNEXE "A"

Formulaire 5, Partie IA de la Loi sur les compagnies, (L.R.Q., 1977 c. C-38) - Statuts de modification.

Annexe "A" des statuts de modification de Le Groupe Jean Coutu (PJC) Inc. - The Jean Coutu Group (PJC) Inc. (la "compagnie") modifiant les statuts de continuation en date du 27 janvier 1986 de la compagnie, tels que deja modifies par statuts de modification en date du 8 aout 1986. La presente annexe "A" fait partie integrante des statuts de modification de la compagnie.

I. La rubrique 5 des statuts de continuation de la compagnie telle que deja modifiee par statuts de modification

       "Le capital-actions de la compagnie, constitue (i) d'un nombre illimite d'actions subalternes categorie "A", sans valeur nominale, (ii) d'un nombre illimite d'actions categorie "B", sans valeur nominale et (iii) d'un nombre illimite d'actions categorie "C" sans valeur nominale, pouvant etre emises en une ou plusieurs series est modifie par :

       (a) la subdivision de chaque action subalterne categorie "A" sans valeur nominale de la compagnie, emise et en circulation en deux
              (2) actions subalternes categorie "A" sans valeur nominale; et

       (b) la subdivision de chaque action categorie "B" sans valeur nominale de la compagnie emise et en circulation en deux (2) actions categorie "B" sans valeur nominale.

       De sorte que, suite a l'obtention d'un certificat de modification ratifiant les presents statuts de modification, le capital-actions de la compagnie soit constitue (i) d'un nombre illimite d'actions subalternes categorie "A", sans valeur nominale, (ii) d'un nombre illimite d'actions categorie "B", sans valeur nominale et (iii) d'un nombre illimite d'actions categorie "C", sans valeur nominale, pouvant etre emises en une ou plusieurs series, dont 18 458 000 actions subalternes categorie "A", sans valeur nominale et 34 000 000 d'actions categorie "B", sans valeur nominale, sont emises et en circulation comme entierement liberees et non sujettes a appel de versement.

       Le capital-actions autorise de la compagnie, de meme que l'ensemble des droits, privileges, conditions et restrictions rattaches aux actions subalternes categorie "A", sans valeur nominale, aux actions categorie "B", sans valeur nominale et aux actions categorie "C", sans valeur nominale, en tant que categorie, sont les suivants.

ARTICLE 1 - CAPITAL-ACTIONS AUTORISE

       La compagnie est autorisee a emettre (i) un nombre illimite d'actions subalternes categorie "A", sans valeur nominale (les "actions subalternes categorie "A"), (ii) un nombre illimite d'actions categorie "B", sans valeur nominale (les "actions categorie "B"") et (iii) un nombre illimite d'actions categorie "C", sans valeur nominale, pouvant etre emises en une ou plusieurs series (les "actions privilegiees categorie "C").

ARTICLE 2 - ACTIONS SUBALTERNES CATEGORIE "A"

Les droits, privileges, conditions et restrictions afferents aux actions subalternes categorie "A" sont les suivants.

2.1 Droit de vote - Sous reserve des dispositions de la Loi sur les compagnies de la province de Quebec (L.R.Q., 1977 c. C-38) et des reglements adoptes en vertu de cette loi (la "Loi"), les detenteurs d'actions subalter nes categorie "A" ont droit de recevoir les avis de convocations et d'assister et de voter a toutes les assemblees d'actionnaires de la compagnie, annuelles ou speciales. Chaque action subalterne categorie "A" con fere a son detenteur le droit a un vote pouvant etre exerce en personne ou par procuration.

2.2 DIVIDENDES - Sous reserve des droits prioritaires des detenteurs d'actions categorie "C" et d'actions de toute autre categorie prenant rang avant les actions subalter nes categorie "A" en matiere de dividendes, et sous reserve des droits des detenteurs d'actions categorie "B" decrits ci-apres, les detenteurs d'actions subalter nes categorie "A" auront droit de recevoir et la compa gnie pourra declarer et payer sur celles-ci, tel que et lorsque declares par les administrateurs de la compagnie (les "administrateurs"), a meme les fonds de la compa-gnie disponibles a bon droit au paiement de dividendes, un dividende au taux qui sera alors determine par les administateurs. Des cheques de la compagnie ou de son agent mandate a cette fin, tires sur une banque designee a l'annexe A ou a l'annexe B de la Loi sur les banques (CANADA) (la "Loi sur les banques") et payables a toute succursale de cette banque au Canada, seront emis relativement a ces dividendes aux detenteurs d'actions subalternes categorie "A" y ayant droit. La mise a la poste de ces cheques liberera la compagnie de toute responsabilite relative a ces dividendes jusqu'a concurrence des sommes qui y sont representees, a moins que ces cheques ne soient pas payes sur presentation dument faite. Sous reserve de toute loi applicable a l'effet contraire, le montant d'un dividende represente par un cheque qui n'a pas ete presente pour paiement dans les six ans suivant son emission ou qui reste autrement non revendique pour une periode de six ans a compter de la date ou il a ete declare etre payable et mis de cote pour paiement, reviendra a la compagnie.

       Aucun dividende ne pourra etre declare et paye sur les actions subalternes categorie "A" a moins qu'un dividende d'un montant egal par action ne soit simultanement declare et paye sur les actions categorie "B" alors emises et en circulation.

2.3 LIQUIDATION; DISSOLUTION - Dans le cas de liquidation ou de dissolution de la compagnie, de maniere volontaire ou forcee, ou de toute autre distribution de l'actif de la compagnie entre ses actionnaires aux fins de liquider ses affaires, les detenteurs d'actions subalternes categorie "A" auront le droit de recevoir, en fonction du nombre d'actions subalternes categorie "A" qu'ils detiennent respectivement, et apres paiement par la compagnie aux detenteurs d'actions categorie "C" et aux detenteurs d'actions de toute autre categorie prenant rang avant les actions subalternes categorie "A" relativement a la distribution de l'actif de la compagnie en cas de liquidation ou de dissolution, des sommes qui leur sont dues conformement aux modalites qui suivent, pour chaque action subalterne categorie "A" : (i) un montant egal a la moyenne, par action subalterne categorie "A", des montants verses au compte de capital-actions emis et paye tenus pour les actions subalternes categorie "A", ainsi que, en fonction du nombre d'actions subalternes categorie "A" qu'ils detiennent respectivement, (ii) tous les dividendes declares sur les actions subalternes categorie "A" et demeures impayes au moment de la distribution.

       De plus, les detenteurs d'actions subalternes categorie "A" et les detenteurs d'actions categorie "B" auront droit de se partager egalement, action pour action, le reliquat des biens de la compagnie, sans preference ni distinction, en proportion du nombre d'actions qu'ils detiennent respectivement.

2.4    PRIVILEGE D'ECHANGE -

       2.4.1 A moins que le contexte n'indique un sens different, aux fins des dispositions de l'article 2.4,

              (a) "agent de transfert" signifie l'agent de transfert pour les actions subalternes categorie "A" alors en fonction;

              (b) "controle" d'une personne morale signifie le controle de fait, directement par le biais de la detention d'actions ou d'autres titres ou indirectement par l'entremise ou en raison d'une fiducie, d'un contrat, ou de la detention de titres de toute autre personne morale, ou autrement;

              (c) "date de l'offre" relativement a toute offre, signifie la date a laquelle une offre est faite;

              (d) "Jean Coutu" signifie monsieur Jean Coutu qui est, en date des presentes, President du conseil d'administration et president et chef de la direction de la compagnie;

              (e) "Famille Coutu" signifie Jean Coutu et ses descendants, nes ou a naitre, ou l'un d'entre eux, de meme que toute personne morale controlee par l'un ou plusieurs d'entre eux;

              (f) "liens" signifie les relations entre une personne et (i) la personne morale dont elle possede des valeurs mobilieres ou titres lui assurant plus de 10% des droits de vote afferents a tous les titres emis, (ii) son associe, (iii) la fiducie ou la succession dans laquelle elle a un droit appreciable de la nature de ceux du proprietaire ou a l'egard de laquelle elle remplit des fonctions de fiduciaire, d'executeur testamentaire ou des fonctions analogues;

              (g) "offrant" signifie toute personne qui fait une offre;

              (h) "offre" signifie une offre publique d'achat, une offre publique d'echange ou une offre publique de rachat (au sens de la Loi sur les valeurs mobilieres (Quebec), telle qu'elle est actuellement en vigueur ou telle qu'elle sera amendee ou adoptee a nouveau par la suite) en vue d'acheter des actions categorie "B"; toutefois, une offre ne comprend pas une offre exempte.

              (i) "offre exempte" signifie :

                  (A) une offre faite a tous les porteurs d'actions categorie "B" et qui est faite en meme temps, au meme prix et aux memes conditions ou tous les porteurs d'actions subalternes categorie "A" dont la derniere adresse au registre de la compagnie est au Canada,

                  (B) une offre ayant pour objet tout ou partie des actions categorie "B" emises et en circulation a la date de l'offre, dans la mesure ou le prix offert pour chaque action categorie "B" n'excede pas 115% du cours de reference des actions subalternes categorie "A", le "cours de reference" etant celui defini a l'article 187 du Reglement adopte en vertu de la Loi sur les valeurs mobilieres (Quebec) en vigueur en date des presentes, ou

                  (C) une offre faite par un ou plusieurs membres de la Famille Coutu, a un ou plusieurs membres de la Famille Coutu;

              (j) "personne" signifie une personne physique, une association, une societe civile, un gouvernement ou une personne morale;

              (k) "personne morale" signifie toute entite dotee de la personnalite juridique, y compris une societe de personnes ou une fiducie, quel que soit son lieu ou mode de constitution; et

              (l) "porteur majoritaire" signifie a toute date donnee un ou plusieurs des porteurs d'actions categorie "B" si, a cette date, ils detiennent, directement ou indirectement, de quelque maniere que ce soit (y conpris, sans limiter la portee de ce qui precede, par le biais de personnes morales ou de fiducies interposees ou autrement) d'un nombre d'actions en circulation de quelque categorie que ce soit de la compagnie qui leur permette d'exercer, a cette date, plus de 50% des droits de vote afferents aux actions en circulation de toutes les categories de la compagnie comportant, a cette date, le droit de vote.

       Tout avis, document ou certificat qui doit etre signe par le porteur majoritaire pour les fins du present article 2.4 est adequatement signe s'il est signe par un ou plusieurs porteurs detenant, a la date de signature de cet avis, document ou certificat, au moins la majorite des actions alors detenues par le porteur majoritaire et un avis, document ou certificat ainsi signe lie tous les porteurs majoritaires.

       2.4.2 Sous reserve des dispositions suivantes du present article 2.4, si une offre est faite, chaque action subalterne categorie "A" pourra etre echangee, a compter de la date de l'offre, au gre du porteur, en une action categorie "B", mais pour des fins seulement de permettre a ce porteur d'accepter l'offre.

       L'exercice du privilege d'echange rattache aux actions subalternes categorie "A" est assujetti a l'acceptation de l'offre par le porteur majoritaire, cette acceptation constituant une condition suspensive a l'echange.

       2.4.3 Le privilege d'echange des actions subalternes categorie "A" prevu a l'article 2.4.2 peut etre exerce par avis ecrit transmis a la compagnie, a son siege social, ou a l'agent de transfert pour les actions subalternes categorie "A" et ce, a tout bureau de l'agent de transfert auquel le transfert d'actions subalternes categorie "A" peut etre effectue et cet avis est accompagne du certificat ou des certificats representant les actions subalternes categorie "A" que le porteur desire echanger en actions categorie "B"; cet avis est signe par le porteur ou son representant et specifie le nombre d'actions subalternes categorie "A" que le porteur desire echanger en actions categorie "B"; si une partie

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                                      - 7 -

              seulement des actions subalternes categorie "A" representees par un certificat accompagnant l'avis doit etre echangee, le porteur a droit de recevoir, aux frais de la compagnie, un nouveau certificat representant les actions subalternes categorie "A" representees par le certificat transmis tel que prealablement mentionne et qui ne doivent pas etre echangees.

       2.4.4 Le fait par un porteur d'actions subalternes categorie "A" de donner l'avis d'echange prevu a l'article 2.4.3 constitue l'agent de transfert le mandataire de ce porteur aux fins de l'offre et aux fins de poser tout geste pour parfaire l'acceptation de l'offre au nom de ce porteur, sous reserve de l'article 2.4.12. La signature et la livraison en bonne et due forme a l'agent de transfert par un porteur d'actions subalternes categorie "A" de toute formule d'acceptation fournie avec l'offre, accompagnee du ou des certificats representant ces actions, sont reputees constituer la remise par ce porteur a l'agent de transfert de l'avis d'echange.

       2.4.5 Lors de tout echange d'actions subalternes categorie "A" par un porteur en vertu de l'article 2.4.2, la compagnie verra a ce que l'agent de transfert enette au nom dudit agent de transfert un certificat representant les actions categorie "B" resultant de cet echange.

       2.4.6 Le droit du porteur d'actions subalternes categorie "A" d'echanger ses actions en actions categorie "B" en vertu de l'article 2.4.2 est presume avoir ete exerce, et le porteur d'actions subalternes categorie "A" qui doivent etre echangees est repute etre devenu un porteur d'actions categorie "B" aux fins de l'offre, a la date de remise du certificat ou des certificats representant les actions subalternes categorie "A" qui doivent etre echangees, accompagnes de l'avis ecrit mentionne a l'article 2.4.3, et ce nonobstant tout delai dans l'emission du certificat ou des certificats representant les actions categorie "B" en les quelles ces actions subalternes categorie "A" ont ete echangees aux fins de l'offre, sous reserve des autres dispositions de l'article 2.4.

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                                      - 8 -

       2.4.7 Apres l'emission d'un certificat d'actions categorie "B" au nom de l'agent de transfert a titre de mandataire de tout porteur, comme il est prevu a l'article 2.4.5, l'agent de transfert pose, a sa discretion ou, le cas echeant, selon les directives ecrites de ce porteur, les gestes necessaires aux fins de parfaire l'acceptation de l'offre au nom de ce porteur, y compris le depot dudit certificat et de tout autre document requis aupres du depositaire aux termes de l'offre. A cet egard, l'agent de transfert peut, a sa discretion, inscrire une mention sur tout tel certificat ou y joindre un avis ecrit a l'effet que les actions categorie "B" representees par ce certificat sont assujetties a certaines restrictions et conditions, soient celles enoncees aux articles 2.4.8, 2.4.9 et 2.4.10 qui suivent.

       2.4.8 Nonobstant les dispositions des articles 2.4.2 a 2.4.7 qui precedent, si avant la date d'expiration de toute offre, l'agent de transfert recoit du porteur majoritaire a cette date un avis ecrit a l'effet que ce porteur majoritaire n'a pas accepte et n'acceptera pas l'offre,

              (a) le privilege d'echange prevu a l'article 2.4.2 est alors presume ne jamais avoir ete exerce;

              (b) l'agent de transfert cesse des lors d'etre mandataire des porteurs d'actions subalternes categorie "A" aux fins d'accepter l'offre;

              (c) les actions subalternes categorie "A" echangees en actions categorie "B" a cette date ou avant cette date sont presumees ne jamais avoir ete ainsi echangees et etre toujours demeurees des actions subalternes categorie "A", y compris les actions dont l'offrant aura pris livraison et qu'il aura paye aux termes de l'offre; et

              (d) l'agent de transfert fait le necessaire pour que chacun des porteurs d'actions subalternes categorie "A" presumees ne jamais avoir ete echangees recoive un ou plusieurs certificats representant ces actions subalternes categorie "A" et fait les inscriptions necessaires au registre de la compagnie pour donner effet a ce qui precede.

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                                      - 9 -

       2.4.9 Relativement a toute offre, si l'offrant, pour quelque raison que ce soit, ne prend pas livraison des actions visees par l'offre et n'en paie pas le prix, ou si l'offrant ne prend livraison que d'un nombre reduit des actions deposees pour fins d'acceptation de l'offre et ne paie que ce nombre reduit, des lors, nonobstant les dispositions des articles 2.4.2 a 2.4.7,

              (a) les actions subalternes categorie "A" echangees en actions categorie "B" aux fins de l'offre et qui ne sont pas ainsi prises et payees sont presumees ne jamais avoir ete echangees en actions categorie "B" et etre toujours demeurees des actions subalternes categorie "A", et

              (b) l'agent de transfert fait le necessaire pour que chacun des porteurs d'actions subalternes categorie "A" presumees ne jamais avoir ete ainsi echangees recoive un ou plusieurs certificats representant ces actions subalternes categorie "A" et fait les inscriptions necessaires au registre de la compagnie pour donner effet a ce qui precede.

       2.4.10 Relativement a toute offre, les actions categorie "B" resultant de l'echange d'actions subalternes categorie "A" aux fins d'acceptation de l'offre donnent a leurs porteurs un vote par action, nonobstant les dispositions de l'article 3.1, et sont presumees etre des actions subalternes categorie "A", nonobstant l'echange, quant aux droits de leurs porteurs de recevoir tout dividende paye sur les actions de la compagnie, et ce, jusqu'a la date a laquelle l'offrant en aura pris livraison et en aura paye le prix aux termes de l'offre ou, le cas echeant, au-dela de cette date dans le cas d'actions subalternes categorie "A" prises et payees mais au sujet desquelles s'appliquent les dispositions de l'article 2.4.8.

       2.4.11 Tout paiement du prix d'actions recu d'un offrant par l'agent de transfert a titre de mandataire des porteurs d'actions subalternes categorie "A" est verse par l'agent de transfert a chacun de ces porteurs selon le nombre d'actions subalternes categorie "A" qu'il dete-

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                                     - 10 -

              nait immediatement avant l'echange et qui sont ainsi payees.

       2.4.12 Un porteur d'actions subalternes categorie "A" a le droit de donner a l'agent de transfert, agissant comme son mandataire, toute instruction ecrite relativement a l'exercice de tout droit de ce porteur en vertu de l'offre, y compris le droit de revocation du depot de titres en reponse a l'offre, le cas echeant, et le droit d'accepter ou de refuser toute offre subsequente faite apres qu'une premiere offre ait ete lancee.

       2.4.13 Tous les frais et depenses encourus par l'agent de transfert dans l'administration des dispositions qui precedent seront a la charge de la compagnie.

       2.4.14 Dans les meilleurs delais suivant la date de l'offre, l'agent de transfert donne un avis ecrit aux porteurs d'actions subalternes categorie "A" enoncant en substance les dispositions prevues aux articles 2.4.1 a 2.4.13, cet avis etant accompagne de tout autre document ou formulaire que la compagnie ou l'agent de-transfert juge, a sa discretion, etre utile ou necessaire afin de permettre aux porteurs d'actions subalternes categorie "A" d'exercer leurs droits aux termes de ces dispositions.

2.5 RANG DES ACTIONS SUBALTERNES CATEGORIE "A" - Les actions subalternes categorie "A" prennent rang (i) quant au paiement des dividendes, apres les actions categorie "C" et les actions de toute autre categorie prenant rang avant les actions subalternes categorie "A" et au meme rang que les actions categorie "B", (ii) quant au remboursement du capital et au versement de tout dividende declare mais demeure impaye au moment de la distribution en cas de liquidation ou de dissolution, apres les actions categorie "C" et les actions de toute autre categorie prenant rang avant les actions subalternes categorie "A" et au meme rang que les actions categorie "B" et (iii) quant au partage du reliquat des biens de la compagnie en cas de liquidation ou de dissolution, au meme rang que les actions categorie "B".

ARTICLE 3 - ACTIONS CATEGORIE "B"

Les droits, privileges, conditions et restrictions afferents aux actions categorie "B" sont les suivants.

3.1 DROIT DE VOTE - Sous reserve des dispositions de la Loi et de ce qui suit, les detenteurs d'actions categorie "B" ont droit de recevoir les avis de convocation et d'assister et de voter a toutes les assemblees d'actionnaires de la compagnie, annuelles ou speciales. Chaque action categorie "B" confere a son detenteur le droit a 10 votes pouvant etre exerces en personne ou par procuration, sous reserve des dispositions de l'article - 2.4.10.

       Dans le cas ou la Famille Coutu, (tel que definie a l'article 2.4.1 (e)) cesse d'etre veritable proprietaire, directement ou indirectement, de quelque maniere que ce soit (y compris sans restreindre la portee de ce qui precede, par le biais de personnes morales, de fiducies interposees ou autrement) d'un nombre d'actions en circulation de quelque categorie que ce soit de la compagnie qui lui permette d'exercer plus de 50% des droits de vote afferents aux actions en circulation de toutes les categories du capital-actions de la compagnie comportant droit de vote, toutes les actions categorie "B" cesseront 'des lors de comporter 10 votes par action et chaque action categorie "B" ne comportera, a compter de cette date, qu'un seul vote par action et ce, sans que la compagnie n'ait a poser quelque geste que ce soit.

3.2 DIVIDENDES - Sous reserve des droits prioritaires des detenteurs d'actions categorie "C" et d'actions de toute autre categorie prenant rang avant les actions categorie "B" en matiere de dividendes, et sous reserve des droits des detenteurs d'actions subalternes categorie "A" decrits ci-apres, les detenteurs d'actions categorie "B" auront droit de recevoir et la compagnie pourra declarer et payer sur celles-ci, tel que et lorsque declares par les administrateurs, a meme les fonds de la compagnie disponibles a bon droit au paiement de dividendes, un dividende au taux qui sera alors determine par les administrateurs. Des cheques de la compagnie ou de son agent mandate a cette fin, tires sur une banque designee a l'annexe A ou l'annexe B de la Loi sur les banques et payables a toute succursale de cette banque au Canada, seront emis relativement a ces dividendes aux detenteurs d'actions categorie "B" y ayant droit. La mise a la poste de ces cheques liberera la compagnie de toute

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                                     - 12 -

       responsabilite relative a ces dividendes jusqu'a concurrence des sommes qui y sont representees, a moins que ces cheques ne soient pas payes sur presentation dument faite. Sous reserve de toute loi applicable a l'effet contraire, le montant d'un dividende represente par un cheque qui n'a pas ete presente pour paiement dans les six ans suivant son emission ou qui reste autrement non revendique pour une periode de six ans a compter de la date ou il a ete declare etre payable et mis de cote pour paiement, reviendra a la compagnie.

       Aucun dividende ne pourra etre declare et paye sur les actions categorie "B" a moins qu'un dividende d'un montant egal par action ne soit simultanement declare et paye sur les actions subalternes categorie "A" alors emises et en circulation.

3.3 PRIVILEGE D'ECHANGE - Conformement aux dispositions du present article 3, le detenteur de toute action categorie "B" aura le droit, a son choix et en tout temps, d'echanger tout ou partie des actions categorie "B" qu'il detient en actions subalternes categorie "A" entierement liberees et non sujettes a appel de versement, a raison d'une (1) action subalterne categorie "A" pour chaque action categorie "B" ainsi echangee.

       (a) L'exercice de ce privilege d'echange est assujetti a l'approbation, si requise au moment de l'echange, de toute bourse a la cote de laquelle les actions subalternes categorie "A" seront alors inscrites, ainsi qu'a l'approbation de toute commission des valeurs mobilieres ou autre organisme similaire dont il y aura alors lieu d'obtenir l'approbation.

       (b) L'echange d'une ou de plusieurs actions categorie "B" en actions subalternes categorie "A" doit etre effectue par la remise des certificats representant les actions categorie "B" echangees, par leurs detenteurs respectifs, en tout temps pendant les heures normales d'affaires, (i) a tout bureau de tout agent de transfert de la compagnie ou les actions categorie "B" peuvent etre transferees ou, s'il n'y a pas d'agent de transfert, (ii) au siege social de la compagnie, adresses au secretaire de la compagnie et, en toute circonstance, accompagnes d'un document ecrit de remise, en forme jugee satisfaisante par la compagnie, dument signe par le detenteur inscrit des actions categorie "B" echangees ou

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                                     - 13 -

              par son procureur dument autorise par ecrit (l'authenticite de cette signature devant etre attestee de la maniere requise par les administrateurs a l'occasion) document par lequel le detenteur d'actions categorie "B" choisira d'echanger toute ou partie seulement des actions categorie "B" incrites a son nom. Si un detenteur choisit d'echanger une partie seulement des actions categorie "B" inscrites a son nom, la compagnie emettra et delivrera ou fera en sorte que soit delivre a tel detenteur, aux frais de la compagnie, un nouveau certificat representant les actions categorie "B" qui ne font pas l'objet de l'echange.

       (c) Des que possible apres la remise, telle que prevu aux presentes, de toute action categorie "B" pour fins d'echange, la compagnie emettra et delivrera ou fera en sorte que soit delivre au detenteur des actions categorie "B" ainsi remises, un ou plusieurs certificats emis a son nom ou a tout autre nom qui pourra etre indique a la compagnie par ce detenteur, et representant le nombre d'actions subalternes categorie "A" entierement liberees et non sujettes a appel de versement auquel ce detenteur a droit en raison de l'echange. Cet echange sera repute avoir ete fait a la fermeture des bureaux a la date a laquelle les certificats representant les actions categorie "B" echangees auront ete remis pour fins d'echange, ou, si a cette date les autorisations dont il est question a l'article
              3.3 (a) n'ont pas ete obtenues, a la date a laquelle elles le seront, de sorte que les droits d'un detenteur d'actions categorie "B", en tant que detenteur de celles-ci, cessent a ce monent et de sorte que la personne ayant droit de recevoir des actions subalternes categorie "A" en raison de cet echange soit consideree, a toute fin, comme etant devenu le detenteur inscrit de ces actions subalternes categorie "A" a ce moment.

       (d) Le detenteur inscrit d'actions categorie "B" a une date de reference choisie par la compagnie afin de determiner les detenteurs d'actions categorie "B" ayant droit de recevoir un dividende declare sur ces actions categorie "B" aura droit de recevoir ce dividende nonobstant le fait que les actions categorie "B" qu'il detient soient echangees en actions subalternes categorie "A" suivant les modalites qui precedent apres cette date de reference mais avant la date de paiement de ce dividende; de plus le detenteur d'actions subalternes categorie "A" emises suite a l'echange aura droit de prendre rang egal avec les detenteurs inscrits de toute autre action subalterne categorie "A" relativement a tous les dividendes declares payables aux detenteurs d'actions subalternes categorie "A" inscrits comme tel a une date de reference donnee, si cette date de reference est posterieure a la date d'echange.

       (e) Aucune subdivision ni refonte (i) des actions subalternes categorie "A" ou (ii) des actions categorie "B" ne peut avoir lieu a moins qu'en meme temps, dans le cas de (i), les actions categorie "B" ou, dans le cas de (ii), les actions subalternes categorie "A" ne soient subdivisees ou refondues d'une maniere identique.

       (f) L'emission des certificats representant les actions subalternes categorie "A" emises en raison d'un echange d'actions categorie "B" en actions subalternes categorie "A" sera faite sans frais pour les detenteurs d'actions categorie "B" effectuant cet echange. Cependant, la compagnie ne sera responsable ni ne paiera aucune taxe qui pourrait etre imposee a la personne a qui ces actions subalternes categorie "A" sont emises suite a l'echange.

       (g) Toutes les actions categorie "B" echangees en actions subalternes categorie "A" conformement aux dispositions qui precedent seront annulees.

       (h) Lors d'un echange, le compte de capital-actions emis et paye tenu pour les actions categorie "B" sera reduit et le compte de capital-actions emis et paye tenu pour les actions subalternes categorie "A" sera augmente d'un montant egal au resultat obtenu en divisant (i) le produit obtenu en multipliant le montant apparaissant au compte de capital-actions emis et paye tenu pour les actions categorie "B", par le nombre d'actions categorie "B" ainsi echangees par (ii) le nombre total d'actions categorie "B" emises et en circulation immediatement avant cet echange.

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                                     - 15 -

3.4 LIQUIDATION; DISSOLUTION - Dans le cas de liquidation ou de dissolution de la compagnie, de maniere volontaire ou forcee, ou de toute autre distribution de l'actif de la compagnie entre ses actionnaires aux fins de liquider ses affaires, les detenteurs d'actions categorie "B" auront droit de recevoir, en fonction du nombre d'actions categorie "B" qu'ils detiennent respectivement, et apres paiement par la compagnie aux detenteurs d'actions categorie "C" et aux detenteurs d'actions de toute autre categorie prenant rang avant les actions categorie "B" relativement a la distribution de l'actif de la compagnie en cas de liquidation ou de dissolution, des sommes qui leur sont dues conformement aux modalites des presentes, pour chaque action categorie "B" : (i) un montant egal a la moyenne, par action, des montants verses au compte de capital- actions emis et paye tenu pour les actions categorie "B", ainsi que, en fonction du nombre d'actions categorie "B" qu'ils detiennent respective ment, (ii) tous les dividendes declares sur les actions categorie "B" et demeures impayes au moment de la distribution.

       De plus, les detenteurs d'actions categorie "B" et les detenteurs d'actions subalternes categorie "A" auront droit de se partager egalement, action pour action, le reliquat des biens de la compagnie, en proportion du nombre d'actions qu'ils detiennent respectivement.

3.5    RANG DES ACTIONS CATEGORIE "B" - Les actions categorie "B" prennent rang
       (i) quant au paiement des dividendes, apres les actions categorie "C" et les actions de toute autre categorie prenant rang avant les actions categorie "B" et au meme rang que les actions subalternes categorie "A"
       (ii) quant au remboursement du capital et au versement de tout dividende declare mais demeure impaye au moment de la distribution en cas de liquidation ou de dissolution, apres les actions categorie "C" et les actions de toute autre categorie prenant rang avant les actions categorie "B" et au meme rang que les actions subalternes categorie "A" et (iii) quant au partage du reliquat des biens de la compagnie en cas de liquidation ou de dissolution, au meme rang que les actions subalternes categorie "A".

3.6    EMISSIONS D'ACTIONS CATEGORIE "B" -

       3.6.1 Tant qu'il y a des actions categorie "B" en circulation, la compagnie ne peut, a aucun moment, sans que le consentement des porteurs de ces actions ne lui soit donne au moyen d'une resolution extraordinaire (tel que definie a l'article 3.6.5), emettre des actions subalternes categorie "A" a moins qu'au moment de 1'emission et de la facon determinee par les administrateurs, elle n'offre aux porteurs d'actions categorie "B" le droit de souscrire, en proportion du nombre d'actions categorie "B" qu'ils detiennent respectivement (abstraction faite des fractions, mais sous reserve de l'article 3.6.2), un nombre global d'actions categorie "B", tel que, si les porteurs d'actions categorie "B" decidaient de souscrire la totalite des actions categorie "B" qu'ils auront alors le droit de souscrire, le pourcentage de droits de vote afferents aux actions categorie "B" emises et en circulation immediatement apres cette souscription par rapport a l'ensemble des droits de vote afferents a toutes les actions emises et en circulation immediatement apres l'emission des actions subalternes categorie "A" soit le meme immediatement apres l'emission des actions subalternes categorie "A" qu'immediatement avant cette emission, moyennant une contrepartie, pour chaque action categorie "B", egale au montant que la compagnie versera au compte de capital-actions emis et paye tenu pour les actions subalternes categorie "A" pour chacune des actions subalternes categorie "A" qu'elle emet alors.

       3.6.2 Le droit de souscrire a des actions categorie "B" suivant l'article 3.6.1 n'est cessible qu'entre les porteurs d'actions categorie "B" au moment ou l'offre est faite en vertu de l'article 3.6.1.

       3.6.3 En cas d'emission d'actions subalternes categorie "A" suite a l'exercice d'options ou de droits de souscription accordes par la compagnie, cette derniere doit offrir le droit de souscription a des actions categorie "B" vise a l'article 3.6.1 a l'expiration de la periode prevue par l'exercice de ces options ou droits de souscription et la contrepartie exigible pour l'emission de chaque action categorie "B" est alors egale au montant que la compagnie versera au compte de capital-actions emis et paye tenu pour les actions subalternes categorie "A" pour chacune des actions subalternes categorie "A" emise suite a l'exercice de ces options ou de ces droits de souscription.

       3.6.4 Le droit de souscrire a des actions categorie "B" suivant l'article 3.6 ne s'applique toutefois pas dans le cas d'emission d'actions subalternes categorie "A" :

              (a) en tant que dividendes-actions;

              (b) seulement aux employes de la compagnie; ou

              (c) suite a l'echange d'actions categorie "B" en actions subalternes categorie "A" suivant l'article 3.3.

       3.6.5 Aux fins de l'article 3.6.1, l'expression "resolution extraordinaire" signifie une resolution adoptee par au moins les deux tiers (2/3) des votes exprimes a une assemblee des porteurs d'actions categorie "B" dument tenue a cette fin. Les formalites a observer relativement a la transmission de l'avis d'une assemblee des porteurs d'actions categorie "B", a sa conduite, ainsi qu'a son quorum seront celles prescrites par les reglements de la compagnie pour les assemblees de ces detenteurs.

ARTICLE 4 - ACTIONS CATEGORIE "C"

Les droits, privileges, conditions et restrictions afferents aux actions categorie "C", en tant que categorie, sont les suivants.

4.1    EMISSION EN SERIES -

       (a) Sous reserve des dispositions de la Loi, les actions categorie "C" peuvent, en tout temps, etre emises en une ou plusieurs series. Les administrateurs pourront, lorsqu'ls le jugeront opportun, mais avant leur emission, determiner le nombre et la designation des actions de chaque serie d'actions categorie "C", ainsi que les droits, privileges, conditions et restrictions afferents aux actions de chaque serie d'actions de categorie "C", y compris, sans restreindre la portee de ce qui precede (i) le taux et le montant des dividendes, les date et lieu pour le paiement de ces dividendes, ainsi que la date a compter de laquelle ces dividendes commencent a courir, (ii) le taux ou le montant de la prime qui pourra etre versee a leurs detenteurs respectifs en cas d'achat ou de rachat, ainsi que la date a compter de laquelle les actions d'une serie pourront faire l'objet d'un rachat, de meme que le mode d'achat ou de rachat, (iii) les modalites d'un programme d'options d'achat d'actions relatif a une ou plusieurs series, (iv) les modalites relatives a un fonds d'amortissement constitue pour le benefice des detenteurs d'actions d'une ou de plusieurs series, (v) la designation des actions d'une serie donnee et (vi) les privileges d'echange d'actions d'une serie donnee en actions de toute autre serie ou d'une autre categorie d'actions du capital-actions de la compagnie.

       (b) Les droits, privileges, conditions et restrictions rattaches a chaque serie d'actions categorie "C" seront determines, pour chaque serie, par resolution des administrateurs qui auront la faculte de creer de telles series avant l'emission de toute action categorie "C" d'une telle serie ainsi creee. L'emission d'actions d'une serie donnee d'actions categorie "C" ne pourra avoir lieu qu'apres l'adoption d'une telle resolution et qu'apres l'obtention d'un certificat de modification attestant la modification ayant pour objet la creation d'une telle serie. Une telle resolution des administrateurs ne requiert pas de ratification par les actionnaires.

       (c) Nonobstant toute autre disposition des presentes, chaque action de toute serie d'actions categorie "C" devra comporter les memes droits en matiere de vote ou les memes conditions et restrictions relatives au droit de vote.

       (d) Nonobstant toute autre disposition des presentes, lorsque des montants payables au titre de dividendes, remboursement de capital ou prime sur remboursement de capital, ne sont pas acquittes en entier, les actions de toute serie d'actions categorie "C" participent aux montants payables proportionnellement, aux sommes qui seraient payables en cas de paiement integral.

4.2 DROIT DE VOTE - Sous reserve des dispositions de la Loi, les detenteurs d'actions categorie "C", en tant que categorie, n'ont, a ce titre, pas droit de recevoir les avis de convocation, ni d'assister ou de voter a toutes les assemblees d'actionnaires de la compagnie, annuelles ou speciales.

4.3 RANG DES ACTIONS CATEGORIE "C" EN MATIERE DE DIVIDENDES - Les actions categorie "C", en tant que categorie, prennent rang quant au paiement de dividendes , avant les actions subalternes categorie "A", avant les actions categorie "B" et avant les actions de toute autre categorie prenant rang apres les actions categorie "C" en matiere de dividendes et chaque serie prend rang egal a toute autre serie quant aux dividendes.

4.4 RANG DES ACTIONS CATEGORIE "C" EN CAS DE LIQUIDATION OU DE DISSOLUTION - Les actions categorie "C", en tant que categorie, prennent rang quant au remboursement du capital et quant au versement de tout dividende declare mais demeure impaye au moment de la distribution en cas de liquidation ou de dissolution, avant les actions subal ternes categorie "A", avant les actions categorie "B" et avant les actions de toute autre categorie prenant rang apres les actions categorie "C". Les actions de chaque serie prennent rang de facon concurrente avec les actions de toute autre serie d'actions categorie "C".

4.5 LIQUIDATION; DISSOLUTION - Dans le cas de liquidation ou de dissolution de la compagnie, de maniere volontaire ou forcee, ou de toute autre distribution de l'actif de la compagnie entre ses actionnaires aux fins de liquider ses affaires, les detenteurs d'actions categorie "C", en tant que categorie, auront droit de recevoir, avant toute distribution de l'actif de la compagnie entre les detenteurs d'actions subalternes categorie "A", d'actions categorie "B" et d'actions de toute autre categorie prenant rang apres les actions categorie "C" relativement a la distribution de l'actif de la compagnie en cas de liquidation ou de dissolution des sommes qui leur sont dues en vertu des presentes, une somme egale au prix auquel ces actions ont ete emises ou, si ces actions comportent un privilege de rachat, une somme egale au prix de rachat en vigueur lors de la distribution et (i) dans le cas d'actions categorie "C" a dividendes cumulatifs, tous les dividendes cumulatifs accumules et impayes (qu'ils aient ete declares ou non jusqu'a la date de distribution ou (ii) dans le cas d'actions categorie "C" a dividendes non cumulatifs tous les dividendes non cumulatifs declares mais demeures impayes a la date de distribution.

       Les actions categorie "C" ne confereront a leurs detenteurs aucun autre droit de participer davantage aux profits ou a l'actif de la compagnie.

4.6 CREATION OU EMISSION DE SERIES ADDITIONNELLES -Suite a la creation et a l'emission d'une premiere serie d'actions categorie "C", les administrateurs de la compagnie ne pourront creer ou emettre une serie additionnelle d'actions categorie "C" a moins qu'a la date de cette creation ou de cette emission, selon le cas, (i) tous les dividendes cumulatifs, jusqu'a la derniere periode complete inclusivement pour laquelle de tels dividendes cumulatifs sont payables, n'aient ete declares et payes ou rais de cote pour paiement relativement a chaque serie d'actions categorie "C" a dividendes cumulatifs alors emises et en circulation et (ii) que tout dividende non cumulatif, declare mais demeure impaye n'ait ete paye ou mis de cote pour paiement relativement a chaque serie d'actions categorie "C" a dividendes non cumulatifs alors emises et en circulation.

4.7 AUTRES MODALITES - Les administrateurs pourront, lors de la creation d'une serie d'actions categorie "C", conferer a ladite serie tout autre droit, privilege, condition et restriction qu'ils jugeront approprie, non contraire aux droits, privileges, conditions et restrictions afferents a l'ensemble des actions categorie "C", en tant que categorie.

ARTICLE 5 - AMENDEMENT DES STATUTS

5.1 MODIFICATION - Les detenteurs d'actions d'une categorie ou, sous reserve de l'article 5.5, d'une serie, sont fondes a voter separement sur les propositions de modification des statuts de la compagnie ayant pour objet:

       (a) de changer le nombre maximal autorise d'actions de cette categorie ou d'augmenter le nombre maximal autorise d'actions d'une autre categorie conferant des droits ou des privileges egaux ou superieurs;

       (b) de faire echanger, de reclasser ou d'annuler, de maniere prejudiciable, tout ou partie des actions de cette categorie;

       (c) d'etendre, de modifier ou de supprimer les droits, privileges, restrictions ou conditions dont sont assorties les actions de cette categorie, notamment,

              (i) en supprimant ou modifiant, de maniere prejudiciable, le droit aux dividendes accumules ou cumulatifs,

              (ii) en etendant, supprimant ou modifiant, de maniere prejudiciable, les droits de rachat,

              (iii) en reduisant ou supprimant une preference en matiere de dividende ou de liquidation, ou

              (iv) en etendant, supprimant ou modifiant, de maniere prejudiciable, les privileges de conversion, options, droits de vote, de transfert, de preemption ou d'acquisition de valeurs mobilieres ou des dispositions en matiere de fonds d'amortissement;

       (d) d'accroitre les droits ou privileges des actions d'une autre categorie, conferant des droits ou des privileges egaux ou superieurs a ceux de cette categorie;

       (e) de creer une nouvelle categorie d'actions egales ou superieures a celles de cette categorie;

       (f) de rendre egales ou superieures aux actions de cette categorie, les actions d'une categorie conferant des droits ou des privileges inferieurs;

       (g) de faire echanger, de maniere prejudiciable, tout ou partie des actions d'une autre categorie contre celles de cette categorie ou de creer un droit a cette fin; ou

       (h) soit d'apporter des restrictions a l'emission, au transfert ou a l'appartenance des actions de categorie, soit de modifier ou de supprimer ces restrictions.

5.2 DROIT DE VOTE - L'article 5.1 s'applique meme si les actions d'une categorie ne conferent aucun droit de vote suivant les dispositions des statuts de la compagnie tels que modifies. Lors d'une assemblee des detenteurs d'une categorie tenue suivant l'article 5, les deten-teurs d'actions d'une categorie habiles a voter suivant l'article 5 disposeront d'un vote par action.

5.3 RESOLUTIONS DISTINCTES - L'adoption de toute modification des statuts visee a l'article 5.1 est subordonnee a son approbation par voie de resolution votee separement par les actionnaires de chaque categorie habiles a voter suivant l'article 5.1. Toute approbation des detenteurs de toute categorie d'actions requise en vertu des dispositions de l'article 5 sera reputee avoir ete dument donnee, si elle est contenue dans une resolution adoptee par au moins les trois quarts (3/4) des voix exprimees a une assemblee speciale des detenteurs d'actions d'une telle categorie, convoquee a cette fin par preavis d'au moins quatorze (14) jours et a laquelle assemblee les detenteurs d'au moins cinq pour cent (5%) des actions en circulation d'une telle categorie sont presents en personne ou representes par procuration, constituant alors le quorum. Si les detenteurs d'au moins cinq pour cent (5%) des actions en circulation d'une telle categorie ne sont pas presents ou representes par procuration trente (30) minutes apres l'heure fixee pour l'assemblee, l'assemblee sera ajournee a une date ulterieure d'au moins cinq jours et un preavis d'au moins deux jours d'une telle assemblee ajournee devra etre donne. A une telle assemblee ajournee, les detenteurs des actions de telle categorie presents en personne ou representes par procuration, pourront y transiger les affaires pour lesquelles l'assemblee etait initialement convoquee et une resolution adoptee a cette assemblee par au moins les trois quarts (3/4) des voix exprimees constituera l'approbation des detenteurs d'une telle categorie d'actions mentionnee ci-haut aux fins de l'article 5, que le quorum dont il est question plus haut soit present ou non lors de cette assemblee ajournee. Toute approbation donnee conformement aux dispositions de cet article 5.3 liera tous les detenteurs d'une telle categorie d'actions.

5.4    EFFET DE L'APPROBATION - La procedure prevue aux articles 5.1, 5.2 et
       5.3 tient lieu de compromis ou arrangement et permet le depot de statuts de modification sans qu'il soit necessaire de recourir a toute autre formalite prevue a la Loi et relative au compromis ou a l'arrangement.

5.5 VOTE PAR SERIE - Les detenteurs d'actions d'une serie ne sont fondes a voter separement, tel que prevu au present article 5, que sur les propositions de modification decrites ci-dessus et visant la serie en particulier et non l'ensemble de la categorie."

[LOGO]

Gouvernement du Quebec                               CERTIFICAT D'ENREGISTREMENT
L'INSPECTEUR GENERAL                                 Loi sur les compagnies
DES INSTITUTIONS FINANCIERES                         (L.R.Q., chap. C-38)

                                                      Partie IA

                         J'ATTESTE PAR LES PRESENTES QUE LA COPIE QUI ACCOMPAGNE LE PRESENT CERTIFICAT EST UNE COPIE AUTHENTIQUE DE L'ORIGINAL D'UN DOCUMENT CONCERNANT

                         LE GROUPE JEAN COUTU (PJG) INC.

                         ET QUE CETTE COPIE A ETE ENREGISTREE

                         LE 1986 10 10

                         AU LIBRO S-1012 , FOLIO 38

                                                      /s/ Jean Marie Boudard
                                                      INSPECTEUR GENERAL DES
                                                      INSTITUTIONS FINANCIERES

[SEAL]
[LOGO]
Gouvernement
du Quebec
L'INSPECTEUR
GENERAL DES
INSTITUTIONS
FINANCIERES

 1331-7433

[LOGO]

Gouvernement du Quebec                                CERTIFICAT DE MODIFICATION
L'INSPECTEUR GENERAL                                  Loi sur les compagnies
DES INSTITUTIONS FINANCIERES                          (L.R.Q., chap. C - 38)

                                                      Partie   IA

                         J'ATTESTE PAR LES PRESENTES QUE LA COMPAGNIE

                         LE GROUPE JEAN COUTU (PJC) INC.

                         A MODIFIE SES STATUTS, SOUS L'AUTORITE DE LA PARTIE IA DE LA LOI SUR LES COMPAGNIES, TEL QU'INDIQUE DANS LES STATUTS DE MODIFICATION CI-JOINTS.

                         LE 1986 10 09

                                                      /s/ Jean Marie Boudard
                                                      INSPECTEUR GENERAL DES
                                                      INSTITUTIONS FINANCIERES

[SEAL]
[LOGO]
Gouvernement
du Quebec
L'INSPECTEUR
GENERAL DES
INSTITUTIONS
FINANCIERES

 1331-7433

[LOGO]
Gouvernement du Quebec
L'INSPECTEUR GENERAL
DES INSTITUTIONS FINANCIERES                        Formulaire 5
                                                    STATUS DE MODIFICATION
                                                    Loi sur les compagnies

                                                    Partie 1A

1  Denomination sociale ou numero matricule

   LE GROUPE JEAN COUTU (PJC) INC. - THE JEAN COUTU GROUP (PJC) INC.

2  Les statuts de la compagnie sont modifies de la facon suivante:

   Les statuts de la compagnie sont modifies par les dispositions de l'annexe "A" ci-jointe, cette annexe formant partie integrante du present formulaire 5.

3  Date d' entree en vigueur, si   4  Denomination sociale (ou numero matricule)
   differente de la date du depot     anterieure a la modification, si
   (Voir instructions)                differente de celle mentionnee a la case 1


Signature de                                    Fonction du
l'administrateur autorise /s/ Yvon Martineau    signataire    Administrateur
                         -----------------------           ---------------------
                        Yvon Martineau

Reserve a l'administration

[LOGO]
GOUVERNEMENT
DU QUEBEC
DEPOSE LE
1986 1009
L'INSPECTEUR GENERAL DES
INSTITUTIONS FINANCIERES

                                   ANNEXE "A"

Annexe "A" des statuts de modification (formulaire 5) dates du 9 octobre 1986 de LE GROUPE JEAN COUTU (PJC) INC. (la "compagnie"). La presente annexe "A" fait partie integrante des statuts de modification de LE GROUPE JEAN COUTU (PJC) INC.

Formulaire 5 - Statuts de modification.

I. L'article 2 des statuts de modification dates du 8 aout 1986, de meme que l'Annexe "A" en faisant partie integrante, est modifie par la redesignation des "actions subalternes Categorie "A"" en "actions a droit de vote subalterne Categorie "A"".

                                                            /s/ [ILLEGIBLE]

[LOGO]

Gouvernement du Quebec
L'INSPECTEUR GENERAL                                 CERTIFICAT D'ENREGISTREMENT
DES INSTITUTIONS FINANCIERES                         Loi sur les compagnies
                                                     (L.R.Q., chap. C-38)

                                                     Partie IA

                         J'ATTESTE PAR LES PRESENTES QUE LA COPIE QUI ACCOMPAGNE LE PRESENT CERTIFICAT EST UNE COPIE AUTHENTIQUE DE L'ORIGINAL D'UN DOCUMENT CONCERNANT

                         LE GROUPE JEAN COUTU (PJC) INC.

                         ET QUE CETTE COPIE A ETE ENREGISTREE

                         LE 1986 08 11

                         AU LIBRO S-887 , FOLIO 26

                                                      /s/ Jean Marie Boudard
                                                      INSPECTEUR GENERAL DES
                                                      INSTITUTIONS FINANCIERES

                               DOSSIER: 1331-7433

[SEAL]
[LOGO]
Gouvernement
du Quebec
L'INSPECTEUR
GENERAL DES
INSTITUTIONS
FINANCIERES

Gouvernement du Quebec
L'INSPECTEUR GENERAL                                  CERTIFICAT DE MODIFICATION
DES INSTITUTIONS FINANCIERES                          Loi sur les Compagnies
                                                      (L.R.Q., chap. C-38)

                                                      Partie IA

                         J'ATTESTE PAR LES PRESENTES QUE LA COMPAGNIE

                         LE GROUPE JEAN COUTU (PJC) INC.

                         ET SA VERSION

                         THE JEAN COUTU GROUP (PJC) INC.


                         A MODIFIE SES STATUTS, SOUS L'AUTORITE DE LA PARTIE IA DE LA LOI SUR LES COMPAGNIES, TEL QU'INDIQUE DANS LES STATUTS DE MODIFICATION CI-JOINTS.

                         LE 1986 08 08

                                                      /s/ Jean Marie Boudard
                                                      Inspecteur general des
                                                      Institutions financieres

[SEAL]
[LOGO]
Gouvernement
du Quebec
L'INSPECTEUR
GENERAL DES
INSTITUTIONS
FINANCIERES

[LOGO]
Gouvernement du Quebec
L'INSPECTEUR GENERAL
DES INSTITUTIONS FINANCIERES                        Formulaire 5
                                                    STATUTS DE MODIFICATION
                                                    Loi sur les compagnies
                                                    Partie 1A

1  Denomination sociale ou numero matricule
   "LE GROUPE JEAN COUTU (PJC) INC." et, dans sa version anglaise, "THE JEAN COUTU GROUP (PJC) INC."

2  Les statuts de la compagnie sont modifies de la facon suivante:

   Les statuts de la compagnie sont modifies par les dispositions de l'annexe "A" ci-jointe, cette annexe formant partie integrante du present formulaire 5.


3  Date d'entree en vigueur, si    4  Denomination sociale (ou numero matricule)
   differente de la date du depot     anterieure a la modification, si
   (Voir instructions)                differente de celle mentionnee a la case 1
            NA                            SERVICES FARMICO INC.


Signature de                             Fonction du Administrateur et President
l'administrateur autorise /s/ Jain Coutu signataire  et Chef de la direction
                        ----------------            ----------------------------

Reserve a l'administration

[LOGO]
Gouvernement
du Quebec
Depose le
1986 08 08
L'inspecteur general des
institutions financieres

                                   ANNEXE "A"

Annexe "A" des statuts de modification (formulaire 5) dates du 8 aout 1986 de SERVICES FARMICO INC. (la "compagnie"). La presente annexe "A" fait partie integrante des statuts de modification de SERVICES FARMICO INC.

Formulaire 5 - Statuts de modification.

I. L'article l des statuts de continuation de la compagnie dates du 27 janvier 1986 (les "statuts de continuation") , intitule "Denomination sociale ou numero matricule", est remplace par ce qui suit :

       "LE GROUPE JEAN COUTU (PJC) INC." et, dans sa version anglaise, "THE JEAN COUTU GROUP (PJC) INC."

II. L'article 5 des statuts de continuation de la compagnie, intitule "Description du capital-actions", de meme que l'Annexe I faisant partie integrante des statuts de continuation de la compagnie, sont modifies par ce qui suit :

       "Le capital-actions autorise de la compagnie, constitue d'un nombre illimite d'actions ordinaires, sans valeur nominale, (les "actions ordinaires") dont, en date des presentes, 1 000 000 d'actions ordinaires sont emises et en circulation, comme entierement liberees et non sujettes a appel de versement, est modifie comme suit :

       (a) par la creation (i) d'un nombre illimite d'actions subalternes categorie "A", sans valeur nominale, (ii) d'un nombre illimite d'actions categorie "B", sans valeur nominale et (iii) d'un nombre illimite d'actions categorie "C", sans valeur nominale, pouvant etre emises en une ou plusieurs series;

       (b) par la conversion de toute les actions ordinaires emises et en circulation en date des presentes, soit 1 000 000 d'actions ordinaires, en 20 000 000 d'actions categorie "B", sans valeur nominale, a raison de 20 actions categorie "B", sans valeur nominale, pour chaque action ordinaire emise et en circulation, les actions categorie "B", sans valeur nominale, comportant les droits et privileges et etant asujetties aux conditions et restrictions decrits aux presents statuts de modification; et

       (c) par l'annulation de toutes les actions ordinaires non emises du capital-actions de la compagnie.

       De sorte que, suite a l'obtention d'un certificat de modification ratifiant les presents statuts de modification, le capital-actions de la compagnie soit constitue (i) d'un nombre illimite d'actions subalternes categorie "A", sans valeur nominale, (ii) d'un nombre illimite d'actions categorie "B", sans valeur nominale et (iii) d'un nombre illimite d'actions categorie "C", sans valeur nominale, pouvant etre emises en une ou plusieurs series, dont 20 000 000 d'actions categorie "B", sans valeur nominale, seront emises et en circulation comme entierement liberees et non sujettes a appel de versement.

       Le capital-actions autorise de la compagnie, de meme que l'ensemble des droits, privileges, conditions et restrictions rattaches aux actions subalternes categorie "A", sans valeur nominale, aux actions categorie "B", sans valeur nominale et aux actions categorie "C", sans valeur nominale, en tant que categorie, sont les suivants.

       ARTICLE 1 - CAPITAL-ACTIONS AUTORISE

       La compagnie est autorisee a emettre (i) un nombre illimite d'actions subalternes categorie "A", sans valeur nominale (les "actions subalternes categorie "A""), (ii) un nombre illimite d'actions categorie "B", sans valeur nominale (les "actions categorie "B"") et (iii) un nombre illimite d'actions categorie "C", sans valeur nominale, pouvant etre emises en une ou plusieurs series (les "actions privilegiees categorie "C"").

       ARTICLE 2 - ACTIONS SUBALTERNES CATEGORIE "A"

       Les droits, privileges, conditions et restrictions afferents aux actions subalternes categorie "A" sont les suivants.

       2.1 DROIT DE VOTE - Sous reserve des dispositions de la Loi sur les compagnies de la province de Quebec (L.R.Q., 1977 c.C-38) et des reglements adoptes en vertu de cette loi (la "Loi"), les detenteurs d'actions subalternes categorie "A" ont droit de recevoir les avis de convocations et d'assister et de voter a toutes les assemblees d'actionnaires de la compagnie, annuelles ou speciales. Chaque action subalterne categorie "A" confere a son detenteur le droit a un vote pouvant etre exerce en personne ou par procuration.

       2.2 DIVIDENDES - Sous reserve des droits prioritaires des detenteurs d'actions categorie "C" et d'actions de toute autre categorie prenant rang avant les actions subalternes categorie "A" en matiere de dividendes, et sous reserve des droits des detenteurs d'actions categorie "B" decrits ci-apres, les detenteurs d'actions subalternes categorie "A" auront droit de recevoir et la compagnie pourra declarer et payer sur celles-ci, tel que et lorsque declares par les administrateurs de la compagnie (les "administrateurs"), a meme les fonds de la compagnie disponibles a bon droit au paiement de dividendes, un dividende au taux qui sera alors determine par les administateurs. Des cheques de la compagnie ou de son agent mandate a cette fin, tires sur une banque designee a l'annexe A ou a l'annexe B de la Loi sur les banques (S.C., 1980-81-82, chapitre 40) (la "Loi sur les banques") et payables a toute succursale de cette banque au Canada, seront emis relativement a ces dividendes aux detenteurs d'actions subalternes categorie "A" y ayant droit. La mise a la poste de ces cheques liberera la compagnie de toute responsabilite relative a ces dividendes jusqu'a concurrence des sommes qui y sont representees, a moins que ces cheques ne soient pas payes sur presentation dument faite. Sous reserve de toute loi applicable a l'effet contraire, le montant d'un dividende represente par un cheque qui n'a pas ete presente pour paiement dans les six ans suivant sont emission ou qui reste autrement non revendique pour une periode de six ans a compter de la

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                                      - 4 -

              date ou il a ete declare etre payable et mis de cote pour paiement, reviendra a la compagnie.

              Aucun dividende ne pourra etre declare et paye sur les actions subalternes categorie "A" a moins qu'un dividende d'un montant egal par action ne soit simultanement declare et paye sur les actions categorie "B" alors emises et en circulation.

       2.3 LIQUIDATION; DISSOLUTION - Dans le cas de liquidation ou de dissolution de la compagnie, de maniere volontaire ou forcee, ou de toute autre distribution de l'actif de la compagnie entre ses actionnaires aux fins de liquider ses affaires, les detenteurs d'actions subalternes categorie "A" auront le droit de recevoir, en fonction du nombre d'actions subalternes categorie "A" qu'ils detiennent respectivement, et apres paiement par la compagnie aux detenteurs d'actions categorie "C" et aux detenteurs d'actions de toute autre categorie prenant rang avant les actions subalternes categorie "A" relativement a la distribution de l'actif de la compagnie en cas de liquidation ou de dissolution, des sommes qui leur sont dues conformement aux modalites qui suivent, pour chaque action subalterne categorie "A" : (i) un montant egal a la moyenne, par action subalterne categorie "A", des montants verses au compte de capital-actions emis et payes tenus pour les actions subalternes categorie "A", ainsi que, en fonction du nombre d'actions subalternes categorie "A" qu'ils detiennent respectivement, (ii) tous les dividendes declares sur les actions subalternes categorie "A" et demeures impayes au moment de la distribution.

              De plus, les detenteurs d'actions subalternes categorie "A" et les detenteurs d'actions categorie "B" auront droit de se partager egalement, action pour action, le reliquat des biens de la compagnie, sans preference ni distinction, en proportion du nombre d'actions qu'ils detiennent respectivement.

       2.4    PRIVILEGE D'ECHANGE -

              2.4.1 A moins que le contexte n'indique un sens different, aux fins des dispositions de l'article 2.4,

                     (a) "agent de transfert" signifie l'agent de transfert pour les actions subalternes categorie "A" alors en fonction;

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                                      - 5 -

                     (b) "controle" d'une personne morale signifie le controle de fait, directement par le biais de la detention d'actions ou d'autres titres ou indirectement par l'entremise ou en raison d'une fiducie, d'un contrat, ou de la detention de titres de toute autre personne morale, ou autrement;

                     (c) "date de l'offre" relativement a toute offre, signifie la date a laquelle une offre est faite;

                     (d) "Jean Coutu" signifie monsieur Jean Coutu qui est, en date des presentes, President du conseil d'administration et president et chef de la direction de la compagnie;

                     (e) "Famille Coutu" signifie Jean Coutu et ses descendants, nes ou a naitre, ou l'un d'entre eux, de meme que toute personne morale controlee par l'un ou plusieurs d'entre eux;

                     (f) "liens" signifie les relations entre une personne et
                     (i) la personne morale dont elle possede des valeurs mobilieres ou titres lui assurant plus de 10% des droits de vote afferents a tous les titres emis, (ii) son associe,
                     (iii) la fiducie ou la succession dans laquelle elle a un droit appreciable de la nature de ceux du proprietaire ou a l'egard de laquelle elle remplit des fonctions de fiduciaire, d'executeur testamentaire ou des fonctions analogues;

                     (g) "offrant" signifie toute personne qui fait une offre;

                     (h) "offre" signifie une offre publique d'achat, une offre publique d'echange ou une offre publique de rachat (au sens de la Loi sur les valeurs mobilieres (Quebec), telle qu'elle est actuellement en vigueur ou telle qu'elle sera amendee ou adoptee a nouveau par la suite) en vue d'acheter des actions categorie "B"; toutefois, une offre ne comprend pas une offre exempte.

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                                      - 6 -

                     (i) "offre exempte" signifie :

                         (A) une offre faite a tous les porteurs d'actions categorie "B" et qui est faite en meme temps, au meme prix et aux memes conditions a tous les porteurs d'actions subalternes categorie "A" dont la derniere, adresse au registre de la compagnie est au Canada,

                         (B) une offre ayant pour objet tout ou partie des actions categorie "B" emises et en circulation a la date de l'offre, dans la mesure ou le prix offert pour chaque action categorie "B" n'excede pas 115% du cours de reference des actions subalternes categorie "A", le "cours de reference" etant celui defini a l'article 187 du Reglement adopte en vertu de la Loi sur les valeurs mobilieres (Quebec) en vigueur en date des presentes, ou

                         (C) une offre faite par un ou plusieurs membres de la Famille Coutu, a un ou plusieurs membres de la Famille Coutu;

                     (j) "personne" signifie une personne physique, une association, une societe civile, un gouvernement ou une personne morale;

                     (k) "personne morale" signifie toute entite dotee de la personnalite juridique, y compris une societe de personnes ou une fiducie, quel que soit son lieu ou mode de constitution; et

                     (1) "porteur majoritaire" signifie a toute date donnee un ou plusieurs des porteurs d'actions categorie "B" si, a cette date, ils detiennent, directement ou indirectement, de quelque maniere que ce soit (y compris, sans limiter la portee de ce qui precede, par le biais de personnes morales ou de fiducies interposees ou autrement) d'un nombre d'actions en circulation de quelque categorie que ce soit de la

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                                      - 7 -

                     compagnie qui leur permette d'exercer, a cette date, plus de 50% des droits de vote afferents aux actions en circulation de toutes les categories de la compagnie comportant, a cette date, le droit de vote.

                     Tout avis, document ou certificat qui doit etre signe par le porteur majoritaire pour les fins du present article 2.4 est adequatement signe s'il est signe par un ou plusieurs porteurs detenant, a la date de signature de cet avis, document ou certificat, au moins la majorite des actions alors detenues par le porteur majoritaire et un avis, document ou certificat ainsi signe lie tous les porteurs majoritaires.

              2.4.2 Sous reserve des dispositions suivantes du present article 2.4, si une offre est faite, chaque action subalterne categorie "A" pourra etre echangee, a compter de la date de l'offre, au gre du porteur, en une action categorie "B", mais pour des fins seulement de permettre a ce porteur d'accepter l'offre.

                     L'exercice du privilege d'echange rattache aux actions subalternes categorie "A" est assujetti a l'acceptation de l'offre par le porteur majoritaire, cette acceptation constituant une condition suspensive a l'echange.

              2.4.3 Le privilege d'echange des actions subalternes categorie "A" prevu a l'article 2.4.2 peut etre exerce par avis ecrit transmis a la compagnie, a son siege social, ou a l'agent de transfert pour les actions subalternes categorie "A" et ce, a tout bureau de l'agent de transfert auquel le transfert d'actions subalternes categorie "A" peut etre effectue et cet avis est accompagne du certificat ou des certificats representant les actions subalternes categorie "A" que le porteur desire echanger en actions categorie "B"; cet avis est signe par le porteur ou son representant et specifie le nombre d'actions subalternes categorie "A" que le porteur desire echanger en

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                                      - 8 -

                     actions categorie "B"; si une partie seulement des actions subalternes caregorie "A" representees par un certificat accompagnant l'avis doit etre echangee, le porteur a droit de recevoir, aux frais de la compagnie, un nouveau certificat representant les actions subalternes categorie "A" representees par le certificat transmis tel que prealablement mentionne et qui ne doivent pas etre echangees.

              2.4.4 Le fait par un porteur d'actions subalternes categorie "A" de donner l'avis d'echange prevu a l'article 2.4.3 constitue l'agent de transfert le mandataire de ce porteur aux fins de l'offre et aux fins de poser tout geste pour parfaire l'acceptation de l'offre au nom de ce porteur, sous reserve de l'article 2.4.12. La signature et la livraison en bonne et due forme a l'agent de transfert par un porteur d'actions subalternes categorie "A" de toute formule d'acceptation fournie avec l'offre, accompagnee du ou des certificats representant ces actions, sont reputees constituer la remise par ce porteur a l'agent de transfert de l'avis d'echange.

              2.4.5 Lors de tout echange d'actions subalternes categorie "A" par un porteur en vertu de l'article 2.4.2, la compagnie verra a ce que l'agent de transfert emette au nom dudit agent de transfert un certificat representant les actions categorie "B" resultant de cet echange.

              2.4.6 Le droit du porteur d'actions subalternes categorie "A" d'echanger ses actions en actions categorie "B" en vertu de l'article 2.4.2 est presume avoir ete exerce, et le porteur d'actions subalternes categorie "A" qui doivent etre echangees est repute etre devenu un porteur d'actions categorie "B" aux fins de l'offre, a la date de remise du certificat ou des certificats representant les actions subalternes categorie "A" qui doivent etre echangees, accompagnes de

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                                      - 9 -

                     l'avis ecrit mentionne a l'article 2.4.3, et ce nonobstant tout delai dans l'emission du certificat ou des certificats representant les actions categorie "B" en lesquelles ces actions subalternes categorie "A" ont ete echangees aux fins de l'offre, sous reserve des autres dispositions de l'article 2.4.

              2.4.7 Apres l'emission d'un certificat d'actions categorie "B" au nom de l'agent de transfert a titre de mandataire de tout porteur, comme il est prevu a l'article 2.4.5, l'agent de transfert pose, a sa discretion ou, le cas echeant, selon les directives ecrites de ce porteur, les gestes necessaires aux fins de parfaire l'acceptation de l'offre au nom de ce porteur, y compris le depot dudit certificat et de tout autre document requis aupres du depositaire aux termes de l'offre. A cet egard, l'agent de transfert peut, a sa discretion, inscrire une mention sur tout tel certificat ou y joindre un avis ecrit a l'effet que les actions categorie "B" representees par ce certificat sont assujetties a certaines restrictions et conditions, soient celles enoncees aux articles 2.4.8, 2.4.9 et 2.4.10 qui suivent.

              2.4.8 Nonobstant les dispositions des articles 2.4.2 a 2.4.7 qui precedent, si avant la date d'expiration de toute offre, l'agent de transfert recoit du porteur majoritaire a cette date un avis ecrit a l'effet que ce porteur majoritaire n'a pas accepte et n'acceptera pas l'offre,

                     (a) le privilege d'echange prevu a l'article 2.4.2 est alors presume ne jamais avoir ete exerce;

                     (b) l'agent de transfert cesse des lors d'etre mandataire des porteurs d'actions subalternes categorie "A" aux fins d'accepter l'offre;

                     (c) les actions subalternes categorie "A" echangees en actions categorie "B" a cette

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                                     - 10 -

                     date ou avant cette date sont presumees ne jamais avoir ete ainsi echangees et etre toujours demeurees des actions subalternes categorie "A", y compris les actions dont l'offrant aura pris livraison et qu'il aura paye aux termes de l'offre; et

                     (d) l'agent de transfert fait le necessaire pour que chacun des porteurs d'actions subalternes categorie "A" presumees ne jamais avoir ete echangees recoive un ou plusieurs certificats representant ces actions subalternes categorie "A" et fait les inscriptions necessaires au registre de la compagnie pour donner effet a ce qui precede.

              2.4.9 Relativement a toute offre, si l'offrant, pour quelque raison que ce soit, ne prend pas livraison des actions visees par l'offre et n'en paie pas le prix, ou si l'offrant ne prend livraison que d'un nombre reduit des actions deposees pour fins d'acceptation de l'offre et ne paie que ce nombre reduit, des lors, nonobstant les dispositions des articles 2.4.2 a 2.4.7,

                     (a) les actions subalternes categorie "A" echangees en actions categorie "B" aux fins de l'offre et qui ne sont pas ainsi prises et payees sont presumees ne jamais avoir ete echangees en actions categorie "B" et etre toujours demeurees des actions subalternes categorie "A", et

                     (b) l'agent de transfert fait le necessaire pour que chacun des porteurs d'actions subalternes categorie "A" presumees ne jamais avoir ete ainsi echangees recoive un ou plusieurs certificats representant ces actions subalternes categorie "A" et fait les inscriptions necessaires au registre de la compagnie pour donner effet a ce qui precede.

              2.4.10 Relativement a toute offre, les actions categorie "B"
                     resultant de l'echange d'actions subalternes categorie "A" aux fins d'acceptation de l'offre donnent a leurs

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                                     - 11 -

                     porteurs un vote par action, nonobstant les dispositions de 3.1, et sont presumees etre des actions subalternes categorie "A", nonobstant l'echange, quant aux droits de leurs porteurs de recevoir tout dividende paye sur les actions de la compagnie, et ce, jusqu'a la date a laquelle l'offrant en aura pris livraison et en aura paye le prix aux termes de l'offre ou, le cas echeant, au-dela de cette date dans le cas d'actions subalternes categorie "A" prises et payees mais au sujet desquelles s'appliquent les dispositions de l'article 2.4.8.

              2.4.11 Tout paiement du prix d'actions recu d'un offrant par
                     l'agent de transfert a titre de mandataire des porteurs d'actions subalternes categorie "A" est verse par l'agent de transfert a chacun de ces porteurs selon le nombre d'actions subalternes categorie "A" qu'il detenait immediatement avant l'echange et qui sont ainsi payees.

              2.4.12 Un porteur d'actions subalternes categorie "A" a le droit de donner a l'agent de transfert, agissant comme son mandataire, toute instruction ecrite relativement a l'exercice de tout droit de ce porteur en vertu de l'offre, y compris le droit de revocation du depot de titres en reponse a l'offre, le cas echeant, et le droit d'accepter ou de refuser toute offre subsequente faite apres qu'une premiere offre ait ete lancee.

              2.4.13 Tous les frais et depenses encourus par l'agent de
                     transfert dans l'administration des dispositions qui precedent seront a la charge de la compagnie.

              2.4.14 Dans les meilleurs delais suivant la date de l'offre,
                     l'agent de transfert donne un avis ecrit aux porteurs d'actions subalternes categorie "A" enoncant en substance les dispositions prevues aux articles 2.4.1 a 2.4.13, cet avis etant accompagne de tout autre document ou formulaire que la compa-

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                                     - 12 -

                     gnie ou l'agent de transfert juge, a sa discretion, etre utile ou necessaire afin de permettre aux porteurs d'actions subalternes categorie "A" d'exercer leurs droits aux termes de ces dispositions.

       2.5 RANG DES ACTIONS SUBALTERNES CATEGORIE "A" - Les actions subalternes categorie "A" prennent rang (i) quant au paiement des dividendes, apres les actions categorie "C" et les actions de toute autre categorie prenant rang avant les actions subalternes categorie "A" et au meme rang que les actions categorie "B", (ii) quant au remboursement du capital et au versement de tout dividende declare mais demeure impaye au moment de la distribution en cas de liquidation ou de dissolution, apres les actions categorie "C" et les actions de toute autre categorie prenant rang avant les actions subalternes categorie "A" et au meme rang que les actions categorie "B" et (iii) quant au partage du reliquat des biens de la compagnie en cas de liquidation ou de dissolution, au meme rang que les actions categorie "B".

       ARTICLE 3 - ACTIONS CATEGORIE "B"

       Les droits, privileges, conditions et restrictions afferents aux actions categorie "B" sont les suivants.

       3.1 DROIT DE VOTE - Sous reserve des dispositions de la Loi et de ce qui suit, les detenteurs d'actions categorie "B" ont droit de recevoir les avis de convocation et d'assister et de voter a toutes les assemblees d'actionnaires de la compagnie, annuelles ou speciales. Chaque action categorie "B" confere a son detenteur le droit a 10 votes pouvant etre exerces en personne ou par procuration, sous reserve des dispositions de l'article 2.4.10.

              Dans le cas ou la Famille Coutu, (tel que definie a l'article
              2.4.1 (e)) cesse d'etre veritable proprietaire, directement ou indirectement, de quelque maniere que ce soit (y compris sans restreindre la portee de ce qui precede, par le biais de personnes morales, de fiducies interposees ou autrement) d'un nombre d'actions en circulation de

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                                     - 13 -

              quelque categorie que ce soit de la compagnie qui lui permette d'exercer plus de 50% des droits de vote afferents aux actions en circulation de toutes les categories du capital-actions de la compagnie comportant droit de vote, toutes les actions categorie "B" cesseront des lors de comporter 10 votes par action et chaque action categorie "B" ne comportera, a compter de cette date, qu'un seul vote par action et ce, sans que la compagnie n'ait a poser quelque geste que ce soit.

       3.2 DIVIDENDES - Sous reserve des droits prioritaires des detenteurs d'actions categorie "C" et d'actions de toute autre categorie prenant rang avant les actions categorie "B" en matiere de dividendes, et sous reserve des droits des detenteurs d'actions subalternes categorie "A" decrits ci-apres, les detenteurs d'actions categorie "B" auront droit de recevoir et la compagnie pourra declarer et payer sur celles-ci, tel que et lorsque declares par les administrateurs, a meme les fonds de la compagnie disponibles a bon droit au paiement de dividendes, un dividende au taux qui sera alors determine par les administrateurs. Des cheques de la compagnie ou de son agent mandate a cette fin, tires sur une banque designee a l'annexe A ou l'annexe B de la Loi sur les banques et payables a toute succursale de cette banque au Canada, seront emis relativement a ces dividendes aux detenteurs d'actions categorie "B" y ayant droit. La mise a la poste de ces cheques liberera la compagnie de toute responsabilite relative a ces dividendes jusqu'a concurrence des sommes qui y sont representees, a moins que ces cheques ne soient pas payes sur presentation dument faite. Sous reserve de toute loi applicable a l'effet contraire, le montant d'un dividende represente par un cheque qui n'a pas ete presente pour paiement dans les six ans suivant son emission ou qui reste autrement non revendique pour une periode de six ans a compter de la date ou il a ete declare etre payable et mis de cote pour paiement, reviendra a la compagnie.

              Aucun dividende ne pourra etre declare et paye sur les actions categorie "B" a moins qu'un dividende d'un montant egal par action ne soit simultanement declare et paye sur les actions subalternes categorie "A" alors emises et en circulation.

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                                     - 14 -

       3.3    PRIVILEGE D'ECHANGE - Conformement aux dispositions du present article 3, le detenteur de toute action categorie "B" aura le droit, a son choix et en tout temps, d'echanger tout ou partie des actions categorie "B" qu'il detient en actions subalternes categorie "A" entierement liberees et non sujettes a appel de versement, a raison d'une (1) action subalterne categorie "A" pour chaque action categorie "B" ainsi echangee.

              (a) L'exercice de ce privilege d'echange est assujetti a l'approbation, si requise au moment de l'echange, de toute bourse a la cote de laquelle les actions subalternes categorie "A" seront alors inscrites, ainsi qu'a l'approbation de toute commission des valeurs mobilieres ou autre organisme similaire dont il y aura alors lieu d'obtenir l'approbation.

              (b) L'echange d'une ou de plusieurs actions categorie "B" en actions subalternes categorie "A" doit etre effectue par la remise des certificats representant les actions categorie "B" echangees, par leurs detenteurs respectifs, en tout temps pendant les heures normales d'affaires, (i) a tout bureau de tout agent de transfert de la compagnie ou les actions categorie "B" peuvent etre transferees ou, s'il n'y a pas d'agent de transfert, (ii) au siege social de la compagnie, adresses au secretaire de la compagnie et, en toute circonstance, accompagnes d'un document ecrit de remise, en forme jugee satisfaisante par la compagnie, dument signe par le detenteur inscrit des actions categorie "B" echangees ou par son procureur dument autorise par ecrit (l'authenticite de cette signature devant etre attestee de la maniere requise par les administrateurs a l'occasion) document par lequel le detenteur d'actions categorie "B" choisira d'echanger toute ou partie seulement des actions categorie "B" incrites a son nom. Si un detenteur choisit d'echanger une partie seulement des actions categorie "B" inscrites a son nom, la compagnie emettra et delivrera ou fera en sorte que soit delivre a tel detenteur, aux frais de la compagnie, un nouveau certificat representant les actions categorie "B" qui ne font pas l'objet de l'echange.

              (c) Des que possible apres la remise, telle que prevue aux presentes, de toute action categorie "B" pour fins d'echange, la compagnie emettra et delivrera ou fera en sorte que soit delivre au detenteur des actions categorie "B" ainsi remises, un ou plusieurs certificats emis a son nom ou a tout autre nom qui pourra etre indique a la compagnie par ce detenteur, et representant le nombre d'actions subalternes categorie "A" entierement liberees et non sujettes a appel de versement auquel ce detenteur a droit en raison de l'echange. Cet echange sera repute avoir ete fait a la fermeture des bureaux a la date a laquelle les certificats representant les actions categorie "B" echangees auront ete remis pour fins d'echange, ou, si a cette date les autorisations dont il est question a l'article 3.3 (a) n'ont pas ete obtenues, a la date a laquelle elles le seront, de sorte que les droits d'un detenteur d'actions categorie "B", en tant que detenteur de celles-ci, cessent a ce moment et de sorte que la personne ayant droit de recevoir des actions subalternes categorie "A" en raison de cet echange soit consideree, a toute fin, comme etant devenu le detenteur inscrit de ces actions subalternes categorie "A" a ce moment.

              (d) Le detenteur inscrit d'actions categorie "B" a une date de reference choisie par la compagnie afin de determiner les detenteurs d'actions categorie "B" ayant droit de recevoir un dividende declare sur ces actions categorie "B" aura droit de recevoir ce dividende nonobstant le fait que les actions categorie "B" qu'il detient soient echangees en actions subalternes categorie "A" suivant les modalites qui precedent apres cette date de reference mais avant la date de paiement de ce dividende; de plus le detenteur d'actions subalternes categorie "A" emises suite a l'echange aura droit de prendre rang egal avec les detenteurs inscrits de toute autre action subalterne categorie "A" relativement a tous les dividendes declares payables aux detenteurs d'actions subalternes categorie "A" inscrits comme tel a une date de reference donnee, si cette date de reference est posterieure a la date d'echange.

              (e) Aucune subdivision ni refonte (i) des actions subalternes categorie "A" ou (ii) des actions categorie "B" ne peut avoir lieu a moins qu'en meme temps, dans le cas de {i), les actions categorie "B" ou, dans le cas de (ii), les actions subalternes categorie "A" ne soient subdivisees ou refondues d'une maniere identique.

              (f) L'emission des certificats representant les actions subalternes categorie "A" emises en raison d'un echange d'actions categorie "B" en actions subalternes categorie "A" sera faite sans frais pour les detenteurs d'actions categorie "B" effectuant cet echange. Cependant, la compagnie ne sera responsable ni ne paiera aucune taxe qui pourrait etre imposee a la personne a qui ces actions subalternes categorie "A" sont emises suite a l'echange.

              (g) Toutes les actions categorie "B" echangees en actions subalternes categorie "A" conformement aux dispositions qui precedent seront annulees.

              (h) Lors d'un echange, le compte de capital-actions emis et paye tenu pour les actions categorie "B" sera reduit et le compte de capital-actions emis et paye tenu pour les actions subalternes categorie "A" sera augmente d'un montant egal au resultat obtenu en divisant (i) le produit obtenu en multipliant le montant apparaissant au compte de capital-actions emis et paye tenu pour les actions categorie "B", par le nombre d'actions categorie "B" ainsi echangees par (ii) le nombre total d'actions categorie "B" emises et en circulation immediatement avant cet echange.

       3.4 LIQUIDATION; DISSOLUTION - Dans le cas de liquidation ou de dissolution de la compagnie, de maniere volontaire ou forcee, ou de toute autre distribution de l'actif de la compagnie entre ses actionnaires aux fins de liquider ses affaires, les detenteurs d'actions categorie "B" auront droit de recevoir, en fonction du nombre d'actions categorie "B" qu'ils detiennent respectivement, et apres paiement par la compagnie aux detenteurs d'actions categorie "C" et aux detenteurs d'actions de toute autre categorie prenant rang avant les actions categorie "B" relativement a la distribution de l'actif de la compagnie en cas de liquidation ou de dissolution, des sommes qui leur sont dues conformement aux modalites des presentes, pour chaque action categorie "B" : (i) un montant egal a la moyenne, par action, des montants verses au compte de capital- actions emis et paye tenu pour les actions categorie "B", ainsi que, en fonction du nombre d'actions categorie "B" qu'ils detiennent respectivement, (ii) tous les dividendes declares sur les actions categorie "B" et demeures impayes au moment de la distribution.

              De plus, les detenteurs d'actions categorie "B" et les detenteurs d'actions subalternes categorie "A" auront droit de se partager egalement, action pour action, le reliquat des biens de la compagnie, en proportion du nombre d'actions qu'ils detiennent respectivement.

       3.5 RANG DES ACTIONS CATEGORIE "B" - Les actions categorie "B" prennent rang (i) quant au paiement des dividendes, apres les actions categorie "C" et les actions de toute autre categorie prenant rang avant les actions categorie "B" et au meme rang que les actions subalternes categorie "A" (ii) quant au remboursement du capital et au versement de tout dividende declare mais demeure impaye au moment de la distribution en cas de liquidation ou de dissolution, apres les actions categorie "C" et les actions de toute autre categorie prenant rang avant les actions categorie "B" et au meme rang que les actions subalternes categorie "A" et (iii) quant au partage du reliquat des biens de la compagnie en cas de liquidation ou de dissolution, au meme rang que les actions subalternes categorie "A".

       3.6    EMISSIONS D'ACTIONS CATEGORIE "B" -

              3.6.1 Tant qu'il y a des actions categorie "B" en circulation, la compagnie ne peut, a aucun moment, sans que le consentement des porteurs de ces actions ne lui soit donne au moyen d'une resolution extraordinaire (tel que definie a l'article 3.6.5), emettre des actions subalternes categorie "A" a moins qu'au moment de l'emission et de la facon determinee par les administrateurs, elle n'offre aux porteurs d'actions categorie "B" le droit de souscrire, en proportion du nombre d'actions categorie "B" qu'ils detiennent respectivement (abstraction faite des fractions, mais sous reserve de l'article 3.6.2), un nombre global d'actions categorie "B", tel que, si les porteurs d'actions categorie "B" decidaient de souscrire la totalite des actions categorie "B" qu'ils auront alors le droit de souscrire, le pourcentage de droits de vote afferents aux actions categorie "B" emises et en circulation immediatement apres cette souscription par rapport a l'ensemble des droits de vote afferents a toutes les actions emises et en circulation immediatement apres l'emission des actions subalternes categorie "A" soit le meme immediatement apres l'emission des actions subalternes categorie "A" qu'immediatement avant cette emission, moyennant une contrepartie, pour chaque action categorie "B", egale au montant que la compagnie versera au compte de capital-actions emis et paye tenu pour les actions subalternes categorie "A" pour chacune des actions subalternes categorie "A" qu'elle emet alors.

              3.6.2 Le droit de souscrire a des actions categorie "B" suivant l'article 3.6.1 n'est cessible qu'entre les porteurs d'actions categorie "B" au moment ou l'offre est faite en vertu de l'article 3.6.1.

              3.6.3 En cas d'emission d'actions subalternes categorie "A" suite a l'exercice d'options ou de droits de souscription accordes par la compagnie, cette derniere doit offrir le droit de souscription a des actions categorie "B" vise a l'article 3.6.1 a l'expiration de la periode prevue par l'exercice de ces options ou droits de souscription et la contrepartie exigible pour l'emission de chaque action categorie "B" est alors egale au montant que la compagnie versera au compte de capital-actions emis et paye tenu pour les actions subalternes categorie "A" pour chacune des actions subalternes categorie "A" emise suite a l'exercice de ces options ou de ces droits de souscription.

              3.6.4 Le droit de souscrire a des actions categorie "B" suivant l'article 3.6 ne s'applique toutefois pas dans le cas d'emission d'actions subalternes categorie "A" :

                     (a) en tant que dividendes-actions;

                     (b) seulement aux employes de la compagnie; ou

                     (c) suite a l'echange d'actions categorie "B" en actions subalternes categorie "A" suivant l'article 3.3.

              3.6.5 Aux fins de l'article 3.6.1, l'expression "resolution extraordinaire" signifie une resolution adoptee par au moins les deux tiers (2/3) des votes exprimes a une assemblee des porteurs d'actions categorie "B" dument tenue a cette fin. Les formalites a observer relativement a la transmission de l'avis d'une assemblee des porteurs d'actions categorie "B", a sa conduite, ainsi qu'a son quorum seront celles prescrites par les reglements de la compagnie pour les assemblees de ces detenteurs.

       ARTICLE 4 - ACTIONS CATEGORIE "C"

       Les droits, privileges, conditions et restrictions afferents aux actions categorie "C", en tant que categorie, sont les suivants.

       4.1 EMISSION EN SERIES - (a) Sous reserve des dispositions de la Loi, les actions categorie "C" peuvent, en tout temps, etre emises en une ou plusieurs series. Les administrateurs pourront, lorsqu'ils le jugeront opportun, mais avant leur emission, determiner le nombre et la designation des actions de chaque serie d'actions categorie "C", ainsi que les droits, privileges, conditions et restrictions afferents aux actions de chaque serie d'actions de categorie "C", y compris, sans restreindre la portee de ce qui precede (i) le taux et le montant des dividendes, les date et lieu pour le paiement de ces dividendes, ainsi que la date a compter de laquelle ces dividendes commencent a courir, (ii) le taux ou le montant de la prime qui pourra etre versee a leurs detenteurs respectifs en cas d'achat ou de rachat, ainsi que la date a compter de laquelle les actions d'une serie pourront faire l'objet d'un rachat, de meme que le mode d'achat ou de rachat, (iii) les modalites d'un programme d'options d'achat d'actions relatif a une ou plusieurs series, (iv) les modalites relatives a un fonds d'amortissement constitue pour le benefice des detenteurs d'actions d'une ou de plusieurs series, (v) la designation des actions d'une serie donnee et (vi) les privileges d'echange d'actions d'une serie donnee en actions de toute autre serie ou d'une autre categorie d'actions du capital-actions de la compagnie.

              (b) Les droits, privileges, conditions et restrictions rattaches a chaque serie d'actions categorie "C" seront determines, pour chaque serie, par resolution des administrateurs qui auront la faculte de creer de telles series avant l'emission de toute action categorie "C" d'une telle serie ainsi creee. L'emission d'actions d'une serie donnee d'actions categorie "C" ne pourra avoir lieu qu'apres l'adoption d'une telle resolution et qu'apres l'obtention d'un certificat de modification attestant la modification ayant pour objet la creation d'une telle serie. Une telle resolution des administrateurs ne requiert pas de ratification par les actionnaires.

              (c) Nonobstant toute autre disposition des presentes, chaque action de toute serie d'actions categorie "C" devra comporter les memes droits en matiere de vote ou les memes conditions et restrictions relatives au droit de vote.

              (d) Nonobstant toute autre disposition des presentes, lorsque des montants payables au titre de dividendes, remboursement de capital ou prime sur remboursement de capital, ne sont pas acquittes en entier, les actions de toute serie d'actions categorie "C" participent aux montants payables proportionnellement aux sommes qui seraient payables en cas de paiement integral.

       4.2 DROIT DE VOTE - Sous reserve des dispositions de la Loi, les detenteurs d'actions categorie "C", en tant que categorie, n'ont, a ce titre, pas droit de recevoir les avis de convocation, ni d'assister ou de voter a toutes les assemblees d'actionnaires de la compagnie, annuelles ou speciales.

       4.3 RANG DES ACTIONS CATEGORIE "C" EN MATIERE DE DIVIDENDES - Les actions categorie "C", en tant que categorie, prennent rang quant au paiement de dividendes, avant les actions subalternes categorie "A", avant les actions categorie "B" et avant les actions de toute autre categorie prenant rang apres les actions categorie "C" en matiere de dividendes et chaque serie prend rang egal a toute autre serie quant aux dividendes.

       4.4 RANG DES ACTIONS CATEGORIE "C" EN CAS DE LIQUIDATION OU DE DISSOLUTION - Les actions categorie "C", en tant que categorie, prennent rang quant au remboursement du capital et quant au versement de tout dividende declare mais demeure impaye au moment de la distribution en cas de liquidation ou de dissolution, avant les actions subalternes categorie "A", avant les actions categorie "B" et avant les actions de toute autre categorie prenant rang apres les actions categorie "C". Les actions de chaque serie prennent rang de facon concurrente avec les actions de toute autre serie d'actions categorie "C".

       4.5 LIQUIDATION; DISSOLUTION - Dans le cas de liquidation ou de dissolution de la compagnie, de maniere volontaire ou forcee, ou de toute autre distribution de l'actif de la compagnie entre ses actionnaires aux fins de liquider ses affaires, les detenteurs d'actions categorie "C", en tant que categorie, auront droit de recevoir, avant toute distribution de l'actif de la compagnie entre les detenteurs d'actions subalternes categorie "A", d'actions categorie "B" et d'actions de toute autre categorie prenant rang apres les actions categorie "C" relativement a la distribution de l'actif de la compagnie en cas de liquidation ou de dissolution, des sommes qui leur sont dues en vertu des presentes, une somme egale au prix auquel ces actions ont ete emises ou, si ces actions comportent un privilege de rachat, une somme egale au prix de rachat en vigueur lors de la distribution et (i) dans le cas d'actions categorie "C" a dividendes cumulatifs, tous les dividendes cumulatifs accumules et impayes (qu'ils aient ete declares ou non) jusqu'a la date de distribution ou (ii) dans le cas d'actions categorie "C" a dividendes non cumulatifs, tous les dividendes non cumulatifs declares mais demeures impayes a la date de distribution.

              Les actions categorie "C" ne confereront a leurs detenteurs aucun autre droit de participer davantage aux profits ou a l'actif de la compagnie.

       4.6 CREATION OU EMISSION DE SERIES ADDITIONNELLES - Suite a la creation et a l'emission d'une premiere serie d'actions categorie "C", les administrateurs de la compagnie ne pourront creer ou emettre une serie additionnelle d'actions categorie "C" a moins qu'a la date de cette creation ou de cette emission, selon le cas,
              (i) tous les dividendes cumulatifs, jusqu'a la derniere periode complete inclusivement pour laquelle de tels dividendes cumulatifs sont payables, n'aient ete declares et payes ou mis de cote pour paiement relativement a chaque serie d'actions categorie "C" a dividendes cumulatifs alors emises et en circulation et (ii) que tout dividende non cumulatif, declare mais demeure impaye, n'ait ete paye ou mis de cote pour paiement relativement a chaque serie d'actions categorie "C" a dividendes non cumulatifs alors emises et en circulation.

       4.7 AUTRES MODALITES - Les administrateurs pourront, lors de la creation d'une serie d'actions categorie "C", conferer a ladite serie tout autre droit, privilege, condition et restriction qu'ils jugeront approprie, non contraire aux droits, privileges, conditions et restrictions afferents a l'ensemble des actions categorie "C", en tant que categorie.

       ARTICLE 5 - AMENDEMENT DES STATUTS

       5.1 MODIFICATION - Les detenteurs d'actions d'une categorie ou, sous reserve de l'article 5.5, d'une serie, sont fondes a voter separement sur les propositions de modification des statuts de la compagnie ayant pour objet :

              (a) de changer le nombre maximal autorise d'actions de cette categorie ou d'augmenter le nombre maximal autorise d'actions d'une autre categorie conferant des droits ou des privileges egaux ou superieurs;

              (b) de faire echanger, de reclasser ou d'annuler, de maniere prejudiciable, tout ou partie des actions de cette categorie;

              (c) d'etendre, de modifier ou de supprimer les droits, privileges, restrictions ou conditions dont sont assorties les actions de cette categorie, notamment,

              (i) en supprimant ou modifiant, de maniere prejudiciable, le droit aux dividendes accumules ou cumulatifs,

              (ii) en etendant, supprimant ou modifiant, de maniere prejudiciable, les droits de rachat,

              (iii) en reduisant ou supprimant une preference en matiere de dividende ou de liquidation, ou

              (iv) en etendant, supprimant ou modifiant, de maniere prejudiciable, les privileges de conversion, options, droits de vote, de transfert, de preemption ou d'acquisition de valeurs mobilieres ou des dispositions en matiere de fonds d'amortissement;

              (d) d'accroitre les droits ou privileges des actions d'une autre categorie, conferant des droits ou des privileges egaux ou superieurs a ceux de cette categorie;

              (e) de creer une nouvelle categorie d'actions egales ou superieures a celles de cette categorie;

              (f) de rendre egales ou superieures aux actions de cette categorie, les actions d'une categorie conferant des droits ou des privileges inferieurs;

              (g) de faire echanger, de maniere prejudiciable, tout ou partie des actions d'une autre categorie contre celles de cette categorie ou de creer un droit a cette fin; ou

              (h) soit d'apporter des restrictions a l'emission, au transfert ou a l'appartenance des actions de categorie, soit de modifier ou de supprimer ces restrictions.

       5.2 DROIT DE VOTE - L'article 5.1 s'applique meme si les actions d'une categorie ne conferent aucun droit de vote suivant les dispositions des statuts de la compagnie tels que modifies. Lors d'une assemblee des detenteurs d'une categorie tenue suivant l'article 5, les detenteurs d'actions d'une categorie habiles a voter suivant l'article 5 disposeront d'un vote par action.

       5.3 RESOLUTIONS DISTINCTES - L'adoption de toute modification des statuts visee a l'article 5.1 est subordonnee a son approbation par voie de resolution votee separement par les actionnaires de chaque categorie habiles a voter suivant l'article 5.1. Toute approbation des detenteurs de toute categorie d'actions requise en vertu des dispositions de l'article 5 sera reputee avoir ete dument donnee, si elle est contenue dans une resolution adoptee par au moins les trois quarts (3/4) des voix exprimees a une assemblee speciale des detenteurs d'actions d'une telle categorie, convoquee a cette fin par preavis d'au moins quatorze (14) jours et a laquelle assemblee les detenteurs d'au moins cinq pour cent (5%) des actions en circulation d'une telle categorie sont presents en personne ou representes par procuration, constituant alors le quorum. Si les detenteurs d'au moins cinq pour cent (5%) des actions en circulation d'une telle categorie ne sont pas presents ou representes par procuration trente (30) minutes apres l'heure fixee pour l'assemblee, l'assemblee sera ajournee a une date ulterieure d'au moins cinq jours et un preavis d'au moins deux jours d'une telle assemblee ajournee devra etre donne. A une telle assemblee ajournee, les detenteurs des actions de telle categorie presents en personne ou representes par procuration, pourront y transiger les affaires pour lesquelles l'assemblee etait initialement convoquee et une resolution adoptee a cette assemblee par au moins les trois quarts (3/4) des voix exprimees constituera l'approbation des detenteurs d'une telle categorie d'actions mentionnee ci-haut aux fins de l'article 5, que le quorum dont il est question plus haut soit present ou non lors de cette assemblee ajournee. Toute approbation donnee conformement aux dispositions de cet article 5.3 liera tous les detenteurs d'une telle categorie d'actions.

       5.4 EFFET DE L'APPROBATION - La procedure prevue aux articles 5.1, 5.2 et 5.3 tient lieu de compromis ou arrangement et permet le depot de statuts de modification sans qu'il soit necessaire de recourir a toute autre formalite prevue a la Loi et relative au compromis ou a l'arrangement.

       5.5 VOTE PAR SERIE - Les detenteurs d'actions d'une serie ne sont fondes a voter separement, tel que prevu au present article 5, que sur les propositions de modification decrites ci-dessus et visant la serie en particulier et non l'ensemble de la categorie.

       ARTICLE 6 - CONVERSION DES ACTIONS ORDINAIRES

       Toutes les actions ordinaires du capital-actions de la compagnie, emises et en circulation immediatement avant les presents statuts de modification, soit 1 000 000 d'actions sont, par les presentes, converties en 20 000 000 d'actions categorie "B" du capital-actions de la compagnie, a raison de 20 actions categorie "B" pour chaque action ordinaire, lesdites actions categorie "B" comportant les droits et privileges et etant assujetties aux conditions et restrictions decrites aux articles qui precedent.

       ARTICLE 7 - ANNULATION D'ACTIONS

       Toutes les actions ordinaires du capital-actions de la compagnie, non emises immediatement avant les presents statuts de modification, sont annulees."

III. L'article 6 des statuts de continuation de la compagnie, intitule "Restrictions sur le transfert des actions, le cas echeant", de meme que l'Annexe II faisant partie integrante des statuts de continuation de la compagnie, sont remplaces par ce qui suit :

       "Il n'existe aucune restriction sur le transfert des actions du capital-actions de la compagnie".

IV. L'article 8 des statuts de continuation de la compagnie, intitule "Autres dispositions", de meme que l'Annexe III faisant partie integrante des statuts de continuation de la compagnie, sont modifies par l'abrogation des paragraphes 1 et 2 de l'Annexe III, l'Annexe III n'etant constituee dorenavant que du paragraphe 3.

[LOGO]
Gouvernement du Quebec
L'INSPECTEUR GENERAL
DES INSTITUTIONS FINANCIERES                Formulaire 2
                                            AVIS RELATIF A L'ADRESSE OU AU
                                            CHANGEMENT D'ADRESSE DU SIEGE SOCIAL
                                            Loi sur les compagnies
                                            Partie IA

1  Denomination sociale ou numero matricule

   SERVICES FARMICO INC.

2 Avis est donne par les presentes que l'adresse du siege social de la compagnie, dans les limites du district judiciaire indique dans les statuts, est la suivante:

                530,                              rue Beriault
   -----------------------------------------------------------------------
          Numero civique                               Nom de la rue

              Longueuil
   -----------------------------------------------------------------------
              Localite

              Quebec                              J4G 1F8
   -----------------------------------------------------------------------
          Province ou pays                              Code postal

La compagnie

                                    Fonction du
par :   /s/ Jean Coutu              signataire    President et Administrateur
     ------------------------------            ---------------------------------
              (signature)
       Jean Coutu

Reserve a l'administration                                             1331-7425

[LOGO]
GOUVERNEMENT
DU QUEBEC
DEPOSE LE
1986-01-27
L'INSPECTEUR GENERAL DES
INSTITUTIONS FINANCIERES

[LOGO]
Gouvernement du Quebec
L'INSPECTEUR GENERAL
DES INSTITUTIONS FINANCIERES                        Formulaire 4
                                                    AVIS RELATIF A LA COMPOSTION
                                                    DU CONSEIL D'ADMINISTRATION
                                                    Loi sur les compagnies
                                                    Partie 1A

1  Denomination sociale ou numero matricule

   SERVICES FARMICO INC.

2  Les administrateurs de la compagnie sont:

                            Adresse residentielle complete
          Nom et prenom        (incluant le code postal)         Profession

   Voir Annexe "A" faisant partie integrante du present formulaire 4.

Si I'espace est insuffisant, joindre une annexe en deux (2) exemplaires.

La compagnie

                                       Fonction du
par :  /s/ Jean Coutu                  Signataire   President et Administrateur
     ----------------------------------            ----------------------------
              (signature)
      Jean Coutu

Reserve a l'administration                                             1331-7425

[LOGO]
GOUVERNEMENT
DU QUEBEC
DEPOSE LE
1986-01-27
L'INSPECTEUR GENERAL DES
INSTITUTIONS FINANCIERES

                                   ANNEXE "A"

NOM ET PRENOM           ADRESSE RESIDENTIELLE             PROFESSION
-------------           ---------------------             ----------
COUTU, Jean             6000, chemin Deacon               Pharmacien
                        Appartement PH-M-11
                        MONTREAL (Quebec
                        H3S 2T9

COUTU, Louis            1540, avenue Bernard              Homme
                        OUTREMONT (Quebec)                d'affaires
                        H2V 1W8

COUTU, Michel           252, rue Regent                   Avocat
                        ST-LAMBERT (Quebec)
                        J4R 2A8

COUTU, Francois-Jean    490, boul. Graham                 Pharmacien
                        VILLE MONT-ROYAL (Quebec)
                        H3P 2C9

BECHARD, Yvon           247, rue de Soligny               Homme
                        BOUCHERVILLE (Quebec)             d'affaires
                        J4B 5Z7

HARRINGTON, Conrad      29, Upper Trafalgar Place         Homme
                        MONTREAL (Quebec)                 d'affaires
                        H3H 1T2

DAGENAIS, Camille       3495, avenue du Musee             Homme
                        Appartement # 401                 d'affaires
                        MONTREAL (Quebec)
                        H2X 2H6

PICARD, Laurent         560, avenue Wilderton             Homme
                        MONTREAL (Quebec)                 d'affaires
                        H3T 1R9

MASSE, Jacques          2135, rue Guerin                  Homme
                        DUVERNAY, LAVAL (Quebec)          d'affaires
                        H7E 1R7

MARTINEAU, Yvon         210, avenue Maplewood             Avocat
                        OUTREMONT (Quebec)
                        H2V 2M8

[LOGO]
Gouvernement du Quebec
L'INSPECTEUR GENERAL                                 CERTIFICAT D'ENREGISTREMENT
DES INSTITUTIONS FINANCIERES                         Loi sur  les compagnies
                                                     (L.R.Q., chap. C-38)

                                                     Partie IA

                         J'atteste par les presentes que la copie qui accompagne le present certificat est une copie authentique de l'original d'un document concernant

                         SERVICES FARMICO INC.


                         et que cette copie a ete enregistree le 1986 01 28 au libro S-787 , folio 121

                                                      /s/ Jean Marie Boudard
                                                      Inspecteur general des
                                                      institutions financieres

                         Dossier: 1331-7425

[SEAL]
[LOGO]
Gouvernement
du Quebec
L'INSPECTEUR
GENERAL DES
INSTITUTIONS
FINANCIERES

[LOGO]
Gouvernement du Quebec                                CERTIFICAT DE CONTINUATION
L'INSPECTEUR GENERAL                                  Loi sur les compagnies
DES INSTITUTIONS FINANCIERES                          (L.R.Q., chap. C-38)

                                                      Partie IA

                         J'atteste par les presentes que la compagnie

                         SERVICES FARMICO INC.


                         a continue son existence, sous l'autorite de la partie IA de la Loi sur les compagnies, tel qu'indique dans les statuts de continuation ci-joints.

                         Le 1986 01 27

                                                      /s/ Jean Marie Boudard
                                                      Inspecteur general des
                                                      institutions financieres

[SEAL]
[LOGO]
Gouvernement
du Quebec
L'INSPECTEUR
GENERAL DES
INSTITUTIONS
FINANCIERES

[LOGO]
Gouvernement du Quebec
L'INSPECTEUR GENERAL
DES INSTITUTIONS FINANCIERES

                                                      Formulaire 7
                                                      STATUTS DE CONTINUATION
                                                      Loi sur les compagnies
                                                      Partie 1A

1  Denomination sociale ou numero matricule

   SERVICES FARMICO INC.

2  District judiciaire du   3 Nombre precis ou nombres 4 Date d'entree en
   Quebec ou la compagnie     minimal et maximal des     vigueur si posterieure
   etablit son siege social   administrateurs            a celle du depot

   Longueuil                 un [1] a quinze [15]

5  Description du capital-actions

   Voir Annexe I faisant partie integrante du present formulaire 7.

6  Restrictions sur le transfert des actions, le cas echeant

   Voir Annexe II faisant partie integrante du present formulaire 7.

7  Limites imposees a son activite, le cas echeant

   Aucune.

8  Autres dispositions

   Voir Annexe III faisant partie integrante du present formulaire 7.

9 Denomination sociale (ou numero matricule) anterieure a la continuation, si differente de celle mentionnee a la case 1.


Signature de                              Fonction du
L'administrateur autorise /s/ Jean Coutu  signataire President et Administrateur
                          ----------------           ---------------------------
                             Jean Coutu

Reserve a L'administration                                             1331-7425

[SEAL]
[LOGO]
GOUVERNEMENT
DU QUEBEC
DEPOSE LE
1986-01-27
L'INSPECTEUR GENERAL DES
INSTITUTIONS FINANCIERES

                                    ANNEXE I

5  -   DESCRIPTION DU CAPITAL-ACTIONS

     [Annexe I des statuts de continuation - Formulaire 7 (Partie 1A de la Loi sur les compagnies) de SERVICES FARMICO INC.]

Un nombre illimite d'actions ordinaires sans valeur nominale dont un million
[1 000 000] d'actions ordinaires du capital-actions de la compagnie sont emises et en circulation.

ACTIONS ORDINAIRES

Les actions ordinaires auront les droits et privileges et seront assujetties aux conditions, restrictions et limitations suivantes:

 1. Les detenteurs d'actions ordinaires auront droit de recevoir des avis de convocation, d'assister et de voter a toutes les assemblees d'actionnaires de la compagnie et chaque action ordinaire conferera a son detenteur le droit a un (1) vote qui pourra etre exerce en personne ou par procuration a toutes les assemblees d'actionnaires de la compagnie.

 2. Les detenteurs d'actions ordinaires auront droit de recevoir chaque annee, a la discretion des administrateurs, des dividendes, lesquels dividendes pourront au choix des administrateurs etre payes en argent ou en biens ou par l'emission d'actions entierement liberees de la compagnie.

 3. Au cas de dissolution ou de liquidation de la compagnie ou autre distribution de ses biens, volontaire ou forcee, les detenteurs d'actions ordinaires auront droit de se partager le reliquat des biens de la compagnie, en proportion du pourcentage respectif d'actions que ceux-ci detiennent.

                                    ANNEXE II

6  -   RESTRICTIONS SUR LE TRANSFERT DES ACTIONS

     [Annexe II des statuts de continuation - Formulaire 7 (Partie lA de la Loi sur les compagnies) de SERVICES FARMICO INC.]

     Les actions de la compagnie ne pourront etre transferees ni cedees sans le consentement de la majorite des administrateurs, exprime et atteste par voie de resolution du conseil d'administration inscrite au registre des proces-verbaux de la compagnie.

                                   ANNEXE III

8  -   AUTRES DISPOSITIONS

     [Annexe III des statuts de continuation - Formulaire 7 (Partie 1A de la Loi sur les compagnies) de SERVICES FARMICO INC.]

1. Le nombre des actionnaires de la compagnie est limite a cinquante (50), deduction faite de ceux qui sont ou ont ete salaries de la compagnie ou d'une filiale de la compagnie, deux (2) personnes ou plusieurs personnes detenant conjointement une ou plusieurs actions etant comptees comme un seul actionnaire.

2. L'appel public a l'epargne, notamment pour la souscription ou le placement d'une valeur mobiliere ou d'un titre emis par la compagnie, est interdit.

3. Les administrateurs de la compagnie pourront, lorsqu'ils le jugeront opportun:

     (a)  contracter des emprunts de deniers sur le credit de la compagnie;

     (b) emettre des obligations ou autres valeurs mobilieres de la compagnie et les donner en garantie ou les vendre pour les prix et sommes juges convenables;

     (c) nonobstant les dispositions du Code civil, hypothequer, nantir ou mettre en gage les biens mobiliers ou immobiliers, presents ou futurs, de la compagnie, pour assurer le paiement de telles obligations ou autres valeurs, ou donner une partie seulement de ces garanties pour les memes fins; et constituer l'hypotheque, le nantissement ou le gage cidessus mentionnes par acte de fideicommis, conformement aux dispositions de la Loi sur les pouvoirs speciaux des corporations (L.R.Q. 1977, chapitre P-16) ou de toute autre maniere permise par les lois du Canada ou de l'une de ses provinces; et

     (d) hypothequer ou nantir les immeubles, ou donner en gage ou autrement grever d'une charge les biens meubles de la compagnie, ou donner ces garanties pour assurer le paiement des emprunts contractes autrement que par emission d'obligations ainsi que le paiement ou l'execution des autres dettes, contrats et engagements de la compagnie.

     Les administrateurs peuvent, par resolution ou par reglement, deleguer l'exercice des pouvoirs enumeres cidessus a tout officier ou administrateur de la compagnie dans la mesure et de la maniere que peut prevoir cette resolution ou ce reglement.